UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-23166
(Investment Company Act File Number)

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

360 S. Rosemary Avenue, Suite 1420
West Palm Beach, FL 33401
(Address of Principal Executive Offices)

Marcus L. Collins, Esq.
RiverNorth Capital Management, LLC
360 South Rosemary Avenue, Suite 1420
West Palm Beach, FL 33401
(Name and Address of Agent for Service)

(561) 484-7185
(Registrant’s Telephone Number)

Date of Fiscal Year End: June 30

Date of Reporting Period: June 30, 2023

Item 1.	Reports to Stockholders.

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

6.30.2023

# Annual Report

RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND, INC.
(OPP)

RN

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Table of Contents

Shareholder Letter	2
Performance Overview	4
Summary Schedule of Investments	8
Statement of Assets and Liabilities	32
Statement of Operations	34
Statements of Changes in Net Assets Attributable to Common Shareholders	35
Statement of Cash Flows	37
Financial Highlights	40
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	59
Dividend Reinvestment Plan	60
Summary of Updated Information Regarding the Fund	62
Directors and Officers	94
Additional Information	101

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Shareholder Letter	June 30, 2023 (Unaudited)

Dear Fellow Shareholders,

At this time last year, the Federal Reserve (“Fed”) was in the early stages of what has turned out to be a historic interest rate hiking cycle in an effort to cool inflation. The dramatic increase in short term rates has caused the U.S. Treasury yield curve to invert as longer-term treasury yields have been relatively sticky. Further, potential increases in rates – both short term and long term – have been acting as somewhat of a “Sword of Damocles” hanging over the closed-end fund (“CEF”) market.

Given the environment as described above, the sentiment of CEF investors over the past year has remained somewhat negative after experiencing significant negative performance from the fall of 2021 throughout most of calendar year 2022. This negative sentiment, combined with yields on “risk free”, short term treasuries that now yield more than 5%, may have been an excuse for traditional CEF investors to remain on the sidelines.

While challenging to quantify, we are appearing to see CEF investor sentiment shifting towards a more positive sentiment. The Fed paused rate hikes at their June 2023 meeting to provide the necessary time for the historic increases to have their lagged effect. It does appear that inflation is cooling, while the overall U.S. economy has remained resilient. Notwithstanding recent cuts, it is our view that CEF distribution rates remain attractive. Further, net asset value (“NAV”) performance for the fiscal ended June 30, 2023 has been positive across all CEF broad peer groups that we monitor. The only peer group to experience negative market price performance over the past fiscal year was municipal CEFs (down 3.21%). Attractive discounts, high distribution yields, and recent positive performance, combined with a waning fear of recession can drive significant positive performance and discount narrowing from here. Of course, the primary risks of rising rates and economic weakness continue to warrant conservatism in CEF investing.

We believe interest rate uncertainty combined with volatility favors a bottom-up, active investment strategy comprised of a handful of unique asset classes that RiverNorth specializes in. We believe that our ability to react to CEF volatility while also holding an actively managed portfolio of fixed income assets managed by our experienced partners at DoubleLine Capital, LP creates the opportunity to generate a unique, uncorrelated source of alpha.

We are pleased to provide you with the following 2023 Annual Report. Please visit www.rivernorth.com for additional information. We thank you for your investment and trust in managing your assets.

Respectfully,

RiverNorth Capital Management, LLC

Opinions and estimates offered constitute our judgement and are subject to change.

2	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Shareholder Letter	June 30, 2023 (Unaudited)

DEFINITIONS

Sword of Damocles refers to an imminent threat and is attributed to the Roman philosopher Cicero (106-43 BC).

U.S. Treasuries are seen as a good example of a risk-free investment because they are backed by the “full faith and credit” of the U.S. government.

Alpha is a measure of performance on a risk-adjusted basis. The excess return of a fund relative to the return of the benchmark index is a fund's alpha.

Annual Report | June 30, 2023	3

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2023 (Unaudited)

WHAT IS THE FUND’S INVESTMENT STRATEGY?

The RiverNorth/DoubleLine Strategic Opportunity Fund (“the Fund”) seeks to achieve its investment objective by allocating its Managed Assets among the three principal investment strategies described below.

RiverNorth Capital Management, LLC (“RiverNorth”) allocates the Fund's assets among three principal strategies: Tactical Closed-End Fund Income Strategy, Alternative Credit Strategy, and Opportunistic Income Strategy. RiverNorth manages the Tactical CEF Income Strategy and the Alternative Credit Strategy, and DoubleLine Capital, LP ("DoubleLine") manages the Opportunistic Income Strategy. RiverNorth determines which portion of the Fund’s assets is allocated to each strategy based on market conditions.

The Tactical CEF Income Strategy typically invests in closed-end funds (CEFs), special purpose acquisition companies (SPACs), business development companies (BDCs) and exchange-traded funds (ETFs). The Alternative Credit Strategy invests primarily in a portfolio of small and mid-sized business loans and related instruments originated from alternative credit platforms. The Opportunistic Income Strategy primarily invests in agency and non-agency residential mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) seeking to derive value from inefficiencies within the subsectors of the fixed income market while maintaining active risk constraints.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE PERIOD?

PERFORMANCE as of June 30, 2023
	Cumulative		Annualized
					Since
TOTAL RETURN(1)	6 Months	1 Year	3 Years(3)	5 Years(3)	Inception(2)(3)
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. – NAV(4)	4.36%	-1.26%	-0.79%	-0.21%	1.17%
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. – Market(5)	5.57%	-7.92%	-1.71%	-0.71%	-0.26%
Bloomberg U.S. Aggregate Bond Index(6)	2.09%	-0.94%	-3.96%	0.77%	0.36%

(1)	Total returns assume reinvestment of all distributions.

(2)	The Fund commenced operations on September 28, 2016.

(3)	Annualized.

(4)	Performance returns are net of management fees and other Fund expenses.

(5)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

(6)	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of investment grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

The total annual expense ratio as a percentage of net assets attributable to common shares as of June 30, 2023 is 2.22% (excluding interest on facility loan payable). Including interest on facility loan payable, the expense ratio is 2.22%.

4	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2023 (Unaudited)

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (844) 569-4750. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE FUND’S RELATIVE PERFORMANCE DURING THE FISCAL YEAR ENDED JUNE 30, 2023?

RiverNorth Tactical Closed-End Fund Income and Alternative Credit Sleeves

The sleeves’ exposure to small business whole loans and the underlying net asset values of CEFs were the largest contributors to returns for the fiscal year ended June 30, 2023. Exposure to SPACs slightly detracted from performance over the fiscal year ended June 30, 2023.

In addition to the contributing factors referenced above, RiverNorth believes that the Fund's level distribution policy did not have a material impact on the Fund's ability to execute on its investment strategy during the fiscal year ended June 30, 2023.

The Fund made monthly distributions to common shareholders set at a level monthly rate of $0.1478 per common share for the period from July 1, 2022 to December 31, 2022, and $0.1021 per common share for the period from January 1, 2023 to June 30, 2023. These distributions are made from net assets and are reflected in the Fund Performance numbers provided in the section above. For the fiscal year ended June 30, 2023, a majority of the distribution was characterized as a return of capital.

DoubleLine Opportunistic Income Sleeve

During the 12-month period ended June 30, 2023, the portfolio generated a negative total return but still outperformed the Bloomberg US Aggregate Bond Index (the "Index") return of -0.94%. The primary driver of the relative outperformance was duration positioning; the portfolio consistently maintained a lower duration than the Index which helped relative performance as interest rates rose sharply over this period. A secondary driver of outperformance was credit selection; the credit holdings in the portfolio predominantly outperformed the credit holdings in the Index. The top performing sector was collateralized loan obligations, due to their relatively low durations and high levels of monthly interest income. The worst-performing sector was asset-backed securities, due to weakness in aviation debt and consumer-related sectors.

HOW WAS THE RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND POSITIONED AT THE END OF THE PERIOD?

The Fund's Managed Assets were allocated as follows: 21% RiverNorth Tactical Closed-End Fund Income, 16% RiverNorth Alternative Credit and 63% DoubleLine Opportunistic Income. The biggest asset class allocations were to non-agency MBS, high yield bonds and investment company debt.

The total leverage of the portfolio at period end was 35.2%.

Annual Report | June 30, 2023	5

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2023 (Unaudited)

DEFINITIONS:

Special Purpose Acquisition Companies (SPAC) are companies with no commercial operations that is formed strictly to raise capital through an initial public offering (IPO) for the purpose of acquiring an existing company.

Business Development Companies (BDC) are organizations that invest in small- and medium-sized companies as well as distressed companies. A BDC helps the small- and medium-sized firms grow in the initial stages of their development.

Mortgage-Backed Securities (MBS) are asset-backed securities that are secured by a mortgage or collection of mortgages.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. Duration is non-linear and accelerates as time to maturity lessens.

Collateralized Loan Obligation (CLO) is a single security backed by a pool of debt.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the closing market price (NYSE: OPP) of $20.00 on September 28, 2016 (commencement of operations) and tracking its progress through June 30, 2023.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

6	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2023 (Unaudited)

TOP TEN HOLDINGS* as of June 30, 2023

% of Net Assets
10-Yr. U.S. Treasury Note Futures	6.71%
U.S. Treasury Bond, 1.63%, 11/15/2050	6.52%
Legacy Mortgage Asset Trust, 7.50%, 11/25/2059	2.58%
U.S. Treasury Bond, 3.00%, 08/15/2052	2.51%
Oxford Square Capital Corp., 6.50%, 03/30/2024	2.12%
Western Asset High Income Opportunity Fund, Inc.	2.02%
U.S. Treasury Bond, 4.00%, 11/15/2052	1.96%
PRPM 2022-5 LLC, 6.90%, 09/27/2027	1.70%
Government National Mortgage Association, 3.50%, 02/20/2047	1.64%
Freddie Mac REMICS, 4.00-5.90%, 12/15/2040	1.55%
29.31%

*	Holdings are subject to change and exclude short-term investments.

ASSET ALLOCATION as of June 30, 2023^

^	Holdings are subject to change.
Percentages are based on total investments of the Fund and do not include derivatives.

Annual Report | June 30, 2023	7

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Shares/Description		Value
CLOSED-END FUNDS (8.79%)
139,234	Barings Global Short Duration High Yield Fund	$1,815,612
138,134	BlackRock ESG Capital Allocation Term Trust	2,163,178
142,624	First Trust High Yield Opportunities 2027 Term Fund	1,956,801
306,158	Invesco Dynamic Credit Opportunity Fund	3,373,857
120,729	PGIM Global High Yield Fund, Inc.	1,324,397
73,303	PGIM Short Duration High Yield Opportunities Fund	1,091,482
25,589	PIMCO Access Income Fund	377,438
128,696	PIMCO Dynamic Income Fund	2,413,050
31,774	Western Asset Diversified Income Fund	427,996
1,178,898	Western Asset High Income Opportunity Fund, Inc.	4,456,235

TOTAL CLOSED-END FUNDS
(Cost $20,982,409)		19,400,046

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS (3.13%)
$236,399	Air Methods Corp., First Lien - Initial Term Loan(a)	3M US L + 3.50%	04/22/24	$88,650
311,850	American Tire Distributors, Inc., First Lien - Initial Term Loan	3M SOFR + 6.25%	10/08/28	272,053
415,000	Applied Systems, Inc., Second Lien - 2021 Term Loan(a)	3M SOFR + 6.75%	09/19/25	416,168
188,028	Astra Acquisition Corp., First Lien - Initial Term Loan	1M US L + 5.25%	10/22/28	132,502
679,837	Astra Acquisition Corp., Second Lien - Initial Term Loan	1M US L + 8.875%	10/22/29	379,009
95,000	Asurion LLC, Second Lien - New B-3 Term Loan(a)	1M US L + 5.25%	01/31/28	81,196
288,825	Atlas Purchaser, Inc., First Lien - Initial Term Loan(a)	3M US L + 3.00%	05/18/28	195,995
227,365	Aveanna Healthcare LLC, Second Lien - Initial Term Loan(a)	3M US L + 7.00%	12/10/29	141,819
65,000	Blackhawk Network Holdings, Inc., Second Lien (a)	3M US L + 7.00%	06/15/26	62,368
61,133	Bright Bidco BV, First Lien (a)	3M SOFR + 9.00%	10/31/27	31,687
246,250	Cengage Learning, Inc., First Lien - B Term Loan	3M US L + 5.00%	06/29/26	241,834
530,000	Constant Contact, Inc., Second Lien - Initial Term Loan(a)	3M US L + 7.50%	02/12/29	445,863
206,357	Cyxtera DC Holdings, Inc., First Lien - Initial Term Loan(a)(b)	3M SOFR + 3.00%	05/01/24	105,000
295,000	DCert Buyer, Inc., Second Lien - First Amendment Refinancing Term Loan(a)	3M SOFR + 7.00%	02/19/29	271,893

See Notes to Financial Statements.

8	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS (continued)
$250,000	DG Investment Intermediate Holdings 2, Inc., Second Lien - Initial Term Loan(a)	1M US L + 6.75%	03/30/29	$222,656
298,138	Envision Healthcare Corp., First Lien (a)(b)	3M SOFR + 4.25%	03/31/27	67,361
728,701	Envision Healthcare Corp., First Lien (a)(b)	3M SOFR + 3.75%	03/31/27	13,893
253,110	Gulf Finance, LLC TL 1L	1M SOFR + 6.75%	08/25/26	246,817
234,347	Intelsat Jackson Holdings S.A.TLB 1L	3M SOFR + 4.25%	01/26/29	233,698
2,433	Lealand Finance Company B.V., First Lien - Make-Whole Term Loan(a)	3M US L + 3.00%	06/28/24	1,947
33,527	Lealand Finance Company B.V., First Lien - Take-Back Term Loan(a)	3M US L + 1.00%	06/30/25	19,557
154,688	LSF9 ATLANTIS HOLDINGS, LLC, First Lien - B Term Loan	3M SOFR + 7.25%	03/29/29	153,334
316,563	Minotaur Acquisition, Inc., First Lien - B Term Loan(a)	3M SOFR + 4.75%	03/27/26	312,111
230,000	Misys, Ltd., Second Lien - Dollar Term Loan(a)	6M US L + 7.25%	06/13/25	209,631
202,252	Misys, Ltd., First Lien - Dollar Term Loan(a)	3M US L + 3.50%	06/13/24	194,952
95,000	Olympus Water US Holding Corp, First Lien, First Lien	6M US L + 0.00%	11/08/28	92,091
160,000	Regionalcare Hospital Partners Holdings, Inc. Tl	3M US L + 3.75%	11/14/25	148,578
343,154	Riverbed Technology, Inc., First Lien - Initial Term Loan	3M US L + 10.00%	12/06/26	93,166
376,000	Team Health Holdings, Inc., First Lien - Initial Term Loan(a)	1M US L + 2.75%	02/06/24	334,404
217,252	Think & Learn Private, Ltd., First Lien - B Term Loan	3M US L + 0.00%	11/05/26	138,498
448,329	Travelport Finance Luxembourg SARL 1L, 2021, First Lien - Initial (Priority) Term Loan(a)	1M SOFR + 8.35%	02/28/25	442,167
550,000	UKG, Inc. TL 2L	1M SOFR + 5.25%	05/03/27	534,875
231,475	Viad Corp, First Lien - Initial Term Loan(a)	3M US L + 5.00%	07/30/28	225,688

See Notes to Financial Statements.

Annual Report | June 30, 2023	9

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS (continued)
$354,641	WaterBridge Midstream Operating LLC, First Lien - Initial Term Loan(a)	3M US L + 5.75%	06/22/26	$353,063

TOTAL BANK LOANS
(Cost $8,495,349)				6,904,524

Principal Amount/Description		Rate	Maturity	Value
SMALL BUSINESS LOANS (23.93%)
$58,022,023	Square(c)(d)	4.91%	01/28/24- 12/27/24	$52,824,728

TOTAL SMALL BUSINESS LOANS
(Cost $55,484,186)				52,824,728

Principal Amount/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY NOTES (0.00%)
Financial (–%)
$1,448	New Mountain Finance Corp.	5.75%	08/15/23	$1,444

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $1,436)				1,444

Shares/Description		Value
COMMON STOCKS (0.02%)
1	Apeiron Capital Investment Corp.(e)	10
4,932	Chijet Motor Co., Inc.(e)	13,216
5,919	Drilling Tools International Corp.(e)	25,747
TOTAL COMMON STOCKS
(Cost $31,977)		38,973

Shares/Description		Value
SPECIAL PURPOSE ACQUISITION COMPANIES (3.18%)
7,412	Apeiron Capital Investment Corp.(e)	77,900
114,259	Barings BDC, Inc.	895,791
109,882	Blue Ocean Acquisition Corp.(e)	1,161,454
1,789	Bright Bidco Equity (Dr)(e)	1,073
32,156	Everest Consolidator Acquisition Corp.(e)	342,461
17,822	Innovative International Acquisition Corp.(e)	194,438
73,254	Integrated Rail and Resources Acquisition Corp.(e)	784,550
880	Intelsat Jackson Holdings SA(e)	5,280
4,203	Intelsat SA/Luxembourg(e)	96,669
12,126	Learn CW Investment Corp.(e)	127,202
24,030	M3-Brigade Acquisition III Corp.(e)	251,114
35,600	OPY Acquisition Corp. I(e)	364,544

See Notes to Financial Statements.

10	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Shares/Description		Value
SPECIAL PURPOSE ACQUISITION COMPANIES (continued)
47,750	Project Energy Reimagined Acquisition Corp.(e)	$494,690
27,066	Screaming Eagle Acquisition Corp.(e)	279,321
18,072	SportsMap Tech Acquisition Corp.(e)	191,563
49,450	Tristar Acquisition I Corp.(e)	517,494
87,648	UTA Acquisition Corp.(e)	924,686
29,228	Vahanna Tech Edge Acquisition I Corp.(e)	310,986

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES
(Cost $7,040,210)		7,021,216

Shares/Description		Value
PREFERRED STOCKS (3.61%)
96,907	Crescent Capital BDC, Inc., 5.00%, 05/25/2026	$2,299,603
188,561	Oxford Square Capital Corp., 6.50%, 03/30/2024	4,678,199
2,946	RIVERBED TECH Equity, %, (e)	–
39,726	XAI Octagon Floating Rate Alternative Income Term Trust, Series 2026, 6.50%, 03/31/2026	982,817

TOTAL PREFERRED STOCKS
(Cost $8,209,160)		7,960,619

Principal Amount/Description		Rate	Maturity	Value
COLLATERALIZED LOAN OBLIGATIONS (6.88%)
$500,000	Apidos CLO XXIV(a)(f)	3M US L + 5.80%	10/20/30	$435,245
500,000	Bain Capital Credit Clo 2019-3, Ltd.(a)(f)	3M US L + 7.10%	10/21/34	448,471
500,000	Bain Capital Credit CLO 2021-2, Ltd.(a)(f)	3M US L + 3.15%	07/16/34	460,405
500,000	Bain Capital Credit CLO 2022-3, Ltd.(a)(f)	3M US SOFR + 7.35%	07/17/35	452,656
500,000	Barings CLO, Ltd.(a)(f)	3M US L + 5.82%	10/15/30	443,828
500,000	Canyon Capital CLO, Ltd.(a)(f)	3M US L + 5.75%	07/15/31	393,261
500,000	Carlyle Global Market Strategies CLO, Ltd.(a)(f)	3M US L + 5.50%	10/15/30	411,926
500,000	Carlyle Global Market Strategies CLO, Ltd.(a)(f)	3M US L + 5.35%	05/15/31	406,265
1,000,000	Carlyle US CLO 2020-2, Ltd.(a)(f)	3M US L + 6.70%	01/25/35	900,181
500,000	Carlyle US CLO 2021-1, Ltd.(a)(f)	3M US L + 6.00%	04/15/34	452,002

See Notes to Financial Statements.

Annual Report | June 30, 2023	11

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
COLLATERALIZED LOAN OBLIGATIONS (continued)
$500,000	Chenango Park CLO, Ltd.(a)(f)	3M US L + 5.80%	04/15/30	$407,636
500,000	Fillmore Park CLO, Ltd.(a)(f)	3M US L + 5.40%	07/15/30	446,663
1,000,000	Galaxy XIX CLO, Ltd.(a)(f)	3M US L + 6.53%	07/24/30	842,975
500,000	Goldentree Loan Management US Clo 10, Ltd.(a)(f)	3M US L + 6.20%	07/20/34	465,815
500,000	Goldentree Loan Management US CLO 3, Ltd.(a)(f)	3M US L + 2.85%	04/20/30	473,668
500,000	Marble Point CLO XII, Ltd.(a)(f)	3M US L + 3.00%	07/16/31	419,099
500,000	Milos CLO, Ltd.(a)(f)	3M US L + 6.15%	10/20/30	445,053
500,000	Myers Park CLO, Ltd.(a)(f)	3M US L + 5.50%	10/20/30	425,702
500,000	Neuberger Berman Loan Advisers CLO 37, Ltd.(a)(f)	3M US L + 5.75%	07/20/31	461,893
500,000	Neuberger Berman Loan Advisers CLO 42, Ltd.(a)(f)	3M US L + 5.95%	07/16/35	464,794
500,000	Neuberger Berman Loan Advisers Clo 44, Ltd.(a)(f)	3M US L + 6.00%	10/16/34	463,624
500,000	Ocean Trails CLO V(a)(f)	3M US L + 3.45%	10/13/31	417,793
500,000	REESE PARK CLO, Ltd.(a)(f)	3M US L + 6.50%	10/15/34	440,078
500,000	Sound Point CLO XXVI, Ltd.(a)(f)	3M US L + 6.86%	07/20/34	417,698
500,000	Sound Point CLO XXXII, Ltd.(a)(f)	3M US L + 6.70%	10/25/34	387,951
500,000	THL Credit Wind River 2017-3 CLO, Ltd.(a)(f)	3M US L + 7.08%	04/15/35	443,589
500,000	THL Credit Wind River CLO, Ltd.(a)(f)	3M US L + 5.75%	07/15/30	399,417
500,000	Voya CLO 2019-1, Ltd.(a)(f)	3M US L + 6.12%	04/15/31	416,491
1,000,000	Voya CLO 2022-3, Ltd.(a)(f)	3M US SOFR + 5.00%	10/20/34	1,000,387
500,000	Voya CLO, Ltd.(a)(f)	3M US L + 5.95%	07/14/31	333,521
500,000	Voya CLO, Ltd.(a)(f)	3M US L + 5.25%	07/15/31	388,831

See Notes to Financial Statements.

12	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
COLLATERALIZED LOAN OBLIGATIONS (continued)
$500,000	Webster Park CLO, Ltd.(a)(f)	3M US L + 5.50%	07/20/30	$419,211

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $17,197,872)				15,186,129

Shares/Description		Value
RIGHTS (0.02%)
42,066	Accretion Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	4,568
36,781	Arisz Acquisition Corp., Strike Price $11.50, Expires 11/16/2026	2,965
35,646	Deep Medicine Acquisition Corp., Strike Price $11.50, Expires 10/26/2023	4,990
62,828	Globalink Investment, Inc., Strike Price $11.50, Expires 08/19/2023	5,039
63,000	Mountain Crest Acquisition Corp. V, Strike Price $0.01, Expires 12/31/2049	7,560
TOTAL RIGHTS
(Cost $46,287)		25,122

Shares/Description		Value
WARRANTS (0.05%)
21,033	Accretion Acquisition Corp., Strike Price $11.50, Expires 03/01/2028	917
36,143	Achari Ventures Holdings Corp. I, Strike Price $11.50, Expires 10/15/2026	886
40,895	ALSP Orchid Acquisition Corp. I, Strike Price $11.50, Expires 11/30/2028	1,227
14,921	AltEnergy Acquisition Corp., Strike Price $11.50, Expires 11/02/2028	522
3,706	Apeiron Capital Investment Corp., Strike Price $11.50, Expires 04/02/2026	44
36,781	Arisz Acquisition Corp., Strike Price $11.50, Expires 11/16/2026	695
104,172	Beneficient, Strike Price $11.50, Expires 06/07/2028	4,948
14,641	BioPlus Acquisition Corp., Strike Price $11.50, Expires 07/19/2028	1,884
37,086	Black Mountain Acquisition Corp., Strike Price $11.50, Expires 10/15/2027	1,943
7,421	Blockchain Coinvestors Acquisition Corp. I, Strike Price $11.50, Expires 11/01/2028	414
54,941	Blue Ocean Acquisition Corp., Strike Price $11.50, Expires 10/21/2028	2,066

See Notes to Financial Statements.

Annual Report | June 30, 2023	13

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Shares/Description		Value
WARRANTS (continued)
29,843	Cactus Acquisition Corp. 1, Ltd., Strike Price $11.50, Expires 07/20/2023	$1,042
14,351	Cardio Diagnostics Holdings, Inc., Strike Price $11.50, Expires 12/01/2026	2,705
11,006	Crescera Capital Acquisition Corp., Strike Price $11.50, Expires 04/20/2028	534
24,051	Digital Health Acquisition Corp., Strike Price $11.50, Expires 10/14/2023	1,520
19,184	Direct Selling Acquisition Corp., Strike Price $11.50, Expires 09/30/2028	192
6,024	Enterprise 4.0 Technology Acquisition Corp., Strike Price $11.50, Expires 09/24/2023	331
51,583	Euda Health Holdings, Ltd., Strike Price $11.50, Expires 09/24/2026	4,926
16,078	Everest Consolidator Acquisition Corp., Strike Price $11.50, Expires 07/19/2028	1,593
6,010	ExcelFin Acquisition Corp., Strike Price $11.50, Expires 10/21/2026	427
30,063	Finnovate Acquisition Corp., Strike Price $11.50, Expires 09/30/2026	902
46,043	GigCapital5, Inc., Strike Price $11.50, Expires 12/31/2028	737
62,828	Globalink Investment, Inc., Strike Price $11.50, Expires 12/03/2026	1,257
48,475	Hub Cyber Security, Ltd., Strike Price $11.50, Expires 02/27/2028	1,934
8,911	Innovative International Acquisition Corp., Strike Price $11.50, Expires 07/01/2028	486
36,627	Integrated Rail and Resources Acquisition Corp., Strike Price $11.50, Expires 11/12/2026	12,571
25,890	LAMF Global Ventures Corp. I, Strike Price $11.50, Expires 11/11/2026	2,330
6,063	Learn CW Investment Corp., Strike Price $11.50, Expires 12/31/2028	160
18,361	LF Capital Acquisition Corp. II, Strike Price $11.50, Expires 01/07/2026	1,010
46,632	LIV Capital Acquisition Corp. II, Strike Price $11.50, Expires 02/16/2027	1,049
8,010	M3-Brigade Acquisition III Corp., Strike Price $11.50, Expires 07/31/2028	3,284
40,085	Mercato Partners Acquisition Corp., Strike Price $11.50, Expires 12/28/2026	2,445
29,378	Nabors Energy Transition Corp., Strike Price $11.50, Expires 11/17/2026	4,700
12,037	Newcourt Acquisition Corp., Strike Price $11.50, Expires 04/12/2028	159

See Notes to Financial Statements.

14	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Shares/Description		Value
WARRANTS (continued)
43,341	OmniLit Acquisition Corp., Strike Price $11.50, Expires 11/08/2026	$2,275
10,453	Onyx Acquisition Co. I, Strike Price $11.50, Expires 11/30/2028	365
35,646	OPY Acquisition Corp. I, Strike Price $11.50, Expires 09/22/2027	716
6,744	Phoenix Biotech Acquisition Corp., Strike Price $11.50, Expires 09/01/2026	411
23,875	Project Energy Reimagined Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	1,382
32,389	PROOF Acquisition Corp. I, Strike Price $11.50, Expires 12/03/2028	2,348
2,970	Pyrophyte Acquisition Corp., Strike Price $11.50, Expires 12/17/2023	238
29,444	Roth CH Acquisition V Co., Strike Price $11.50, Expires 12/10/2026	2,356
4,357	Rubicon Technologies, Inc., Strike Price $11.50, Expires 04/19/2028	78
9,022	Screaming Eagle Acquisition Corp., Strike Price $11.50, Expires 12/15/2027	1,263
4,008	Semper Paratus Acquisition Corp., Strike Price $11.50, Expires 11/04/2026	166
52,112	Sizzle Acquisition Corp., Strike Price $11.50, Expires 03/12/2026	7,818
63,913	SMX Security Matters PLC, Strike Price $11.50, Expires 03/07/2028	1,304
44,214	Southland Holdings, Inc., Strike Price $11.50, Expires 09/01/2026	46,425
13,554	SportsMap Tech Acquisition Corp., Strike Price $11.50, Expires 09/01/2027	473
32,164	TG Venture Acquisition Corp., Strike Price $11.50, Expires 08/13/2023	675
1,188	TKB Critical Technologies 1, Strike Price $11.50, Expires 10/29/2028	33
5,889	TLGY Acquisition Corp., Strike Price $11.50, Expires 01/14/2028	883
24,725	Tristar Acquisition I Corp., Strike Price $11.50, Expires 12/31/2028	668
43,824	UTA Acquisition Corp., Strike Price $11.50, Expires 10/30/2026	3,094
14,614	Vahanna Tech Edge Acquisition I Corp., Strike Price $11.50, Expires 11/30/2028	549

See Notes to Financial Statements.

Annual Report | June 30, 2023	15

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Shares/Description		Value
WARRANTS (continued)
30,880	Worldwide Webb Acquisition Corp., Strike Price $11.50, Expires 10/20/2026	$676

TOTAL WARRANTS
(Cost $335,957)		136,036

Principal Amount/Description		Rate	Maturity	Value
U.S. CORPORATE BONDS (13.47%)
Basic Materials (0.23%)
175,000	ASP Unifrax Holdings, Inc.(f)	7.50%	09/30/29	108,539
100,000	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.(f)	9.00%	07/01/28	87,276
400,000	Sasol Financing USA LLC	5.50%	03/18/31	315,351
				511,166
Communications (0.19%)
14,000	Cengage Learning, Inc.(f)	9.50%	06/15/24	14,069
210,000	Embarq Corp Eq	8.00%	06/01/36	127,210
225,000	McGraw-Hill Education, Inc.(f)	5.75%	08/01/28	195,214
120,000	Newfold Digital Holdings Group, Inc.(f)	6.00%	02/15/29	90,191
				426,684
Consumer, Cyclical (0.50%)
160,000	Carnival Corp.(f)	7.63%	03/01/26	156,852
105,000	Dealer Tire LLC / DT Issuer LLC(f)	8.00%	02/01/28	95,780
60,000	Park River Holdings, Inc.(f)	5.63%	02/01/29	46,577
155,000	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.(f)	5.63%	09/01/29	117,557
125,000	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.(f)	5.88%	09/01/31	92,359
280,000	SWF Escrow Issuer Corp.(f)	6.50%	10/01/29	168,372
190,000	TKC Holdings, Inc.(f)	10.50%	05/15/29	144,605
160,000	Viking Cruises, Ltd.(f)	9.13%	07/15/31	161,757
405,000	Wheel Pros, Inc.(f)	6.50%	05/15/29	122,574
				1,106,433
Consumer, Non-cyclical (0.23%)
270,000	Air Methods Corp.(f)	8.00%	05/15/25	2,363
200,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.(g)	4.38%	02/02/52	140,469
150,000	PECF USS Intermediate Holding III Corp.(f)	8.00%	11/15/29	84,545
127,656	Pyxus Holdings, Inc.(f)	8.50%	12/31/27	77,870
305,000	Radiology Partners, Inc.(f)	9.25%	02/01/28	111,474

See Notes to Financial Statements.

16	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Consumer, Non-cyclical (continued)
$110,000	Triton Water Holdings, Inc.(f)	6.25%	04/01/29	$94,519
				511,240
Energy (0.23%)
200,000	Kosmos Energy, Ltd.(g)	7.50%	03/01/28	166,484
135,000	NGL Energy Operating LLC / NGL Energy Finance Corp.(f)	7.50%	02/01/26	133,099
250,000	SierraCol Energy Andina LLC(f)	6.00%	06/15/28	184,069
20,000	Venture Global LNG, Inc.(f)	8.38%	06/01/31	20,190
				503,842
Financial (11.89%)
1,360,000	Bain Capital Specialty Finance, Inc.	2.55%	10/13/26	1,167,414
130,000	BlackRock TCP Capital Corp.	3.90%	08/23/24	125,471
2,043,894	Blackstone Private Credit Fund	2.63%	12/15/26	1,740,730
800,000	Blackstone Private Credit Fund	3.25%	03/15/27	692,095
1,563,029	Blackstone Secured Lending Fund	2.85%	09/30/28	1,282,436
1,500,000	Blackstone Secured Lending Fund	3.65%	07/14/23	1,498,350
1,000,000	Franklin BSP Lending Corp.(f)	4.85%	12/15/24	952,617
1,045,000	FS KKR Capital Corp.	4.13%	02/01/25	988,930
2,700,000	Golub Capital BDC, Inc.	2.05%	02/15/27	2,273,314
562,873	Golub Capital BDC, Inc.	3.38%	04/15/24	547,198
1,407,561	Owl Rock Capital Corp.	2.88%	06/11/28	1,148,443
610,631	Owl Rock Capital Corp.	3.40%	07/15/26	541,391
3,000,000	Owl Rock Capital Corp.	3.75%	07/22/25	2,781,705
1,000,000	Owl Rock Capital Corp. III	3.13%	04/13/27	848,598
1,265,423	OWL Rock Core Income Corp.	4.70%	02/08/27	1,149,389
1,000,000	OWL Rock Core Income Corp.	5.50%	03/21/25	962,826
2,299,520	OWL Rock Core Income Corp.(f)	7.75%	09/16/27	2,290,168
2,500,000	Owl Rock Technology Finance Corp.(f)	6.75%	06/30/25	2,393,499
3,109,106	PennantPark Floating Rate Capital, Ltd.	4.25%	04/01/26	2,821,985
				26,206,559
Industrial (0.09%)
105,000	Artera Services LLC(f)	9.03%	12/04/25	92,022
20,000	Trident TPI Holdings, Inc.(f)	12.75%	12/31/28	20,765
90,000	Triumph Group, Inc.	7.75%	08/15/25	87,596
				200,383
Technology (0.11%)
270,000	Castle US Holding Corp.(f)	9.50%	02/15/28	153,102
115,000	Virtusa Corp.(f)	7.13%	12/15/28	93,762
				246,864
TOTAL U.S. CORPORATE BONDS
(Cost $31,505,747)				29,713,171

See Notes to Financial Statements.

Annual Report | June 30, 2023	17

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments			June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (33.23%)
$1,046,431	Alternative Loan Trust	6.50%	09/25/36	$583,136
1,810,020	Alternative Loan Trust	5.75%	03/25/37	1,030,676
2,150,804	Alternative Loan Trust	6.00%	07/25/37	1,109,361
1,721,424	Alternative Loan Trust	6.25%	08/25/37	910,486
1,671,996	Alternative Loan Trust	5.50%	12/25/35	1,267,302
528,152	Alternative Loan Trust	5.50%	11/25/35	318,446
129,955	Alternative Loan Trust(a)	3.94%	12/25/35	116,633
1,462,854	Banc of America Funding Trust(a)	2.95%	05/20/36	1,142,374
766,816	Banc of America Mortgage Trust	6.00%	09/25/37	665,707
802,380	Bear Stearns ALT-A Trust(a)	4.27%	01/25/36	710,774
710,989	Bear Stearns ARM Trust(a)	3.89%	07/25/36	604,622
2,519,057	Chase Mortgage Finance Trust Series(a)	1M US L + 0.60%	06/25/37	778,187
2,284,024	ChaseFlex Trust Series 2007-1	6.50%	02/25/37	879,753
1,240,005	CHL Mortgage Pass-Through Trust(a)	3.78%	03/25/37	1,061,237
1,397,790	CHL Mortgage Pass-Through Trust(a)	1M US L + 0.60%	03/25/35	1,240,553
2,115,537	CHL Mortgage Pass-Through Trust	5.75%	07/25/37	1,103,212
90,359	Citigroup Mortgage Loan Trust(a)	4.16%	04/25/37	89,440
1,064,109	Citigroup Mortgage Loan Trust, Inc.(a)	4.22%	10/25/35	861,788
4,500,000	COLT 2021-4 Mortgage Loan Trust(a)(f)	4.14%	10/25/66	2,792,241
2,000,000	Connecticut Avenue Securities Trust 2022-R02(a)(f)	30D US SOFR + 7.65%	01/25/27	1,997,123
1,000,000	Connecticut Avenue Securities Trust 2022-R03(a)(f)	30D US SOFR + 9.85%	03/25/42	1,092,378
614,901	CSFB Mortgage-Backed Pass-Through Certificates	5.50%	10/25/35	294,151
1,334,396	CSMC Mortgage-Backed Trust	6.00%	02/25/37	804,150
1,512,673	CSMC Mortgage-Backed Trust	6.75%	08/25/36	824,975
3,843,175	Fannie Mae REMICS(a)	6.05% - 1M US L	07/25/49	355,430
495,353	Fannie Mae REMICS(a)	7.62% - 1M US L	11/25/42	309,150
1,585,407	Fannie Mae REMICS(a)	0.00%	07/25/43	985,554
1,355,313	Fannie Mae REMICS(a)	5.90% - 1M US L	10/25/41	121,824
1,167,291	Fannie Mae REMICS(a)(h)	6.50% - 1M US L	12/25/41	114,191
1,425,273	Fannie Mae REMICS(a)(h)	6.45% - 1M US L	03/25/42	158,137

See Notes to Financial Statements.

18	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (continued)
$583,989	Federal Home Loan Mortgage Corp. REMICS(a)	4.05% - 1M US L	01/15/33	$501,659
225,454	First Horizon Alternative Mortgage Securities Trust(a)	3.91%	10/25/35	184,631
3,618,196	Freddie Mac REMICS	4.00%	12/15/40	3,423,112
2,513,998	Freddie Mac REMICS(a)(h)	5.90% - 1M US L	12/15/41	170,513
11,340,008	Freddie Mac REMICS	2.00%	11/25/50	1,275,833
3,309,982	Freddie Mac REMICS(a)(h)	6.10% - 1M US L	08/25/50	365,880
5,062,493	Freddie Mac REMICS(h)	3.00%	09/25/51	838,271
2,000,000	Freddie Mac STACR REMIC Trust 2020-DNA6(a)(f)	30D US SOFR + 5.65%	12/25/50	1,979,146
1,700,000	Freddie Mac STACR REMIC Trust 2021-DNA1(a)(f)	30D US SOFR + 4.75%	01/25/51	1,559,573
1,250,000	Freddie Mac STACR REMIC Trust 2022-DNA1(a)(f)	30D US SOFR + 7.10%	01/25/42	1,190,236
15,270,687	Government National Mortgage Association(a)(h)	2.65% - 30D US SOFR	01/20/52	190,830
6,631,159	Government National Mortgage Association(a)(h)	3.20% - 30D US SOFR	12/20/51	126,193
9,758,937	Government National Mortgage Association(a)(h)	0.75%	11/20/71	594,493
7,355,732	Government National Mortgage Association(a)(h)	3.70% - 30D US SOFR	09/20/51	177,094
13,434,788	Government National Mortgage Association(a)(h)	3M US L + 2.44%	06/20/51	178,343
3,496,572	Government National Mortgage Association(a)(h)	6.30% - 1M US L	01/20/51	406,573
6,294,979	Government National Mortgage Association(a)(h)	3.75% - 1M US L	11/20/50	140,498
3,271,035	Government National Mortgage Association(a)(h)	6.30% - 1M US L	10/20/50	325,502
5,656,462	Government National Mortgage Association(a)(h)	3.75% - 1M US L	10/20/50	190,007
6,511,939	Government National Mortgage Association(a)(h)	0.05%	09/20/66	254,797

See Notes to Financial Statements.

Annual Report | June 30, 2023	19

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (continued)
$7,395,435	Government National Mortgage Association(a)	5.37% - 1M US L	07/20/44	$431,882
5,723,938	Government National Mortgage Association(a)(h)	0.98%	12/16/62	391,535
6,872,967	Government National Mortgage Association(a)(h)	0.00%	09/20/70	310,051
5,553,767	Government National Mortgage Association(a)(h)	0.02%	11/20/70	295,846
6,978,337	Government National Mortgage Association(a)	0.07%	06/20/70	279,610
7,342,670	Government National Mortgage Association(a)(h)	0.04%	11/20/69	297,068
3,920,725	Government National Mortgage Association	3.50%	02/20/47	3,608,914
4,763,258	Government National Mortgage Association(a)(h)	0.68%	09/16/58	145,070
3,530,407	Government National Mortgage Association(a)(h)	6.30% - 1M US L	09/20/50	449,262
182,101	Homeward Opportunities Fund Trust 2020-BPL1(f)(i)	5.44%	08/25/25	177,221
1,700,000	Imperial Fund Mortgage Trust 2021-NQM3(a)(f)	4.15%	11/25/56	1,064,855
6,202,816	Legacy Mortgage Asset Trust(f)(i)	7.50%	11/25/59	5,703,673
1,417,819	Luminent Mortgage Trust(a)	1M US L + 0.40%	05/25/36	1,114,884
811,751	Luminent Mortgage Trust(a)	1M US L + 0.42%	05/25/36	718,069
1,718,944	Nomura Asset Acceptance Corp. Alternative Loan Trust(i)	5.69%	08/25/35	856,264
7,273,384	Nomura Asset Acceptance Corp. Alternative Loan Trust(a)	1M US L + 0.54%	02/25/36	1,043,584
1,442,713	PR Mortgage Loan Trust(a)(f)	5.88%	10/25/49	1,310,227
3,818,149	PRPM 2022-5 LLC(f)(i)	6.90%	09/27/27	3,762,185
1,353,586	RALI Series Trust(a)	5.89%	09/25/37	1,128,337
1,998,446	Residential Asset Securitization Trust	5.75%	02/25/36	816,038
1,802,645	Residential Asset Securitization Trust	6.00%	05/25/37	1,033,214
4,108,573	Residential Asset Securitization Trust 2005-A12	5.50%	11/25/35	2,471,644
642,565	RFMSI Trust(a)	4.39%	06/25/35	419,378
1,331,741	RFMSI Trust	6.00%	09/25/36	1,000,702
1,936,000	Spruce Hill Mortgage Loan Trust 2020-SH1(a)(f)	4.68%	01/28/50	1,545,735

See Notes to Financial Statements.

20	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (continued)
$352,489	Structured Adjustable Rate Mortgage Loan Trust(a)	4.26%	12/25/35	$314,624
1,332,608	Structured Adjustable Rate Mortgage Loan Trust(a)	4.49%	09/25/37	1,151,135
1,000,000	Verus Securitization Trust 2021-7(a)(f)	4.19%	10/25/66	630,632
792,498	WaMu Mortgage Pass-Through Certificates Trust(a)	4.03%	08/25/36	679,375
979,659	WaMu Mortgage Pass-Through Certificates Trust(a)	3.76%	03/25/37	897,071
997,824	WaMu Mortgage Pass-Through Certificates Trust(a)	3.78%	08/25/46	887,539

TOTAL U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES
(Cost $100,887,831)				73,331,799

Principal Amount/Description		Rate	Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES (12.28%)
23,150,000	U.S. Treasury Bond	1.63%	11/15/50	14,389,624
6,500,000	U.S. Treasury Bond	3.00%	08/15/52	5,529,062
4,200,000	U.S. Treasury Bond	4.00%	11/15/52	4,315,500
2,800,000	U.S. Treasury Bond	4.13%	11/15/32	2,861,688

TOTAL U.S. GOVERNMENT BONDS AND NOTES
(Cost $34,809,463)				27,095,874

Principal Amount/Description		Rate	Maturity	Value
FOREIGN CORPORATE BONDS (4.82%)
Basic Materials (0.87%)
200,000	ABM Investama Tbk PT(f)	9.50%	08/05/26	181,800
200,000	Aris Mining Corp.(g)	6.88%	08/09/26	147,144
200,000	Aris Mining Corp.(g)	6.88%	08/09/26	147,144
300,000	Braskem Idesa SAPI(f)	6.99%	02/20/32	194,606
200,000	CAP SA	3.90%	04/27/31	145,770
400,000	OCP SA(g)	5.13%	06/23/51	292,496
400,000	Unigel Luxembourg SA	8.75%	10/01/26	131,500
400,000	UPL Corp., Ltd.(a)(j)	5Y US TI + 3.865%	12/31/49	331,621
250,000	Vedanta Resources Finance II PLC(f)	9.25%	04/23/26	185,778
200,000	Vedanta Resources, Ltd.	6.13%	08/09/24	149,890
				1,907,749
Communications (0.28%)
200,000	Alibaba Group Holding, Ltd.	3.25%	02/09/61	123,873

See Notes to Financial Statements.

Annual Report | June 30, 2023	21

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Communications (continued)
$300,000	Alpha Holdings Escrow Shares	0.00%	12/31/49	$–
300,000	Alpha Holdings Escrow Shares	0.00%	12/31/49	–
200,000	CT Trust(g)	5.13%	02/03/32	160,698
435,000	Intelsat Escrow Shares	0.00%	12/31/49	–
$350,000	Oi SA(b)	10.00%	07/27/25	$25,304
23,376	Oi SA(f)(k)	14.00%	09/07/24	23,921
205,000	Telesat Canada / Telesat LLC(f)	5.63%	12/06/26	126,696
400,000	VTR Finance NV	6.38%	07/15/28	153,988
				614,480
Consumer, Non-cyclical (0.87%)
183,000	Adani International Container Terminal Pvt, Ltd.(g)	3.00%	02/16/31	143,962
400,000	Adani Ports & Special Economic Zone, Ltd.(g)	5.00%	08/02/41	267,065
450,000	BRF SA(g)	5.75%	09/21/50	300,975
150,000	Camposol SA(f)	6.00%	02/03/27	103,657
150,000	Camposol SA	6.00%	02/03/27	103,657
200,000	Coruripe Netherlands BV(g)	10.00%	02/10/27	127,340
175,000	Endo Luxembourg Finance Co. I SARL / Endo US, Inc.(b)(f)	6.13%	04/01/29	129,674
450,000	Frigorifico Concepcion SA(f)	7.70%	07/21/28	351,057
105,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.(f)	7.00%	12/31/27	93,063
200,000	MARB BondCo PLC(g)	3.95%	01/29/31	143,322
200,000	Movida Europe SA(g)	5.25%	02/08/31	162,620
				1,926,392
Energy (1.27%)
250,000	AI Candelaria Spain SA(f)	5.75%	06/15/33	185,521
350,000	Cosan Overseas, Ltd.(j)	8.25%	12/31/49	348,308
350,000	Ecopetrol SA	5.88%	05/28/45	240,130
200,000	Ecopetrol SA	5.88%	11/02/51	132,544
250,000	Gran Tierra Energy, Inc.(f)	7.75%	05/23/27	189,478
386,501	MC Brazil Downstream Trading SARL(g)	7.25%	06/30/31	261,426
100,000	NGD Holdings BV	6.75%	12/31/26	73,500
600,000	Petroleos del Peru SA(g)	5.63%	06/19/47	387,560
250,000	Petroleos Mexicanos	6.38%	01/23/45	153,800
150,000	Petroleos Mexicanos	6.75%	09/21/47	94,331
200,000	Thaioil Treasury Center Co., Ltd.(g)	3.75%	06/18/50	133,882
188,000	Tullow Oil PLC(f)	10.25%	05/15/26	143,068
181,512	UEP Penonome II SA(f)	6.50%	10/01/38	136,521
350,000	YPF SA	7.00%	12/15/47	238,322
100,000	YPF SA	8.50%	06/27/29	85,240
				2,803,631

See Notes to Financial Statements.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Financial (0.56%)
$282,819	Alpha Holding SA de CV(b)(f)	9.00%	02/10/25	$3,889
200,000	Banco Davivienda SA(a)(g)(j)	10Y US TI + 5.097%	12/31/49	147,374
200,000	Banco Davivienda SA(a)(f)(j)	10Y US TI + 5.10%	12/31/49	147,374
200,000	Banco GNB Sudameris SA(a)(f)	5Y US TI + 6.66%	04/16/31	164,367
150,000	Banco GNB Sudameris SA(a)(g)	5Y US TI + 6.66%	04/16/31	123,276
250,000	Banco Mercantil del Norte SA/Grand Cayman(a)(f)(j)	10Y US TI + 5.034%	12/31/49	193,499
200,000	Banco Mercantil del Norte SA/Grand Cayman(a)(g)(j)	10Y US TI + 5.034%	12/31/49	154,800
140,000	Kawasan Industri Jababeka Tbk PT(f)(i)	7.00%	12/15/27	93,890
250,000	Mexarrend SAPI de CV(f)	10.25%	07/24/24	56,359
200,000	Operadora de Servicios Mega SA de CV Sofom ER(f)	8.25%	02/11/25	100,160
200,000	RKP Overseas Finance, Ltd.(j)	7.95%	12/31/49	55,059
200,000	Ronshine China Holdings, Ltd.	6.75%	08/05/24	12,071
250,000	Unifin Financiera SAB de CV(a)(b)(j)	8.88%	12/31/49	1,375
				1,253,493
Industrial (0.32%)
200,000	Cemex SAB de CV(a)(f)(j)	5Y US TI + 4.907%	12/31/49	202,799
200,000	Mexico City Airport Trust(g)	5.50%	07/31/47	174,964
400,000	Simpar Europe SA(g)	5.20%	01/26/31	317,903
				695,666
Utilities (0.65%)
200,000	Adani Electricity Mumbai, Ltd.(g)	3.87%	07/22/31	141,385
163,000	Adani Transmission Step-One, Ltd.(g)	4.25%	05/21/36	123,412
120,160	Empresa Electrica Cochrane SpA	5.50%	05/14/27	111,109
300,000	Empresas Publicas de Medellin ESP	4.38%	02/15/31	225,084
400,000	EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA(g)	5.38%	12/30/30	260,300
450,000	Minejesa Capital BV	5.63%	08/10/37	353,762
250,000	Mong Duong Finance Holdings BV(g)	5.13%	05/07/29	220,625
				1,435,677
TOTAL FOREIGN CORPORATE BONDS
(Cost $13,917,453)				10,637,088

See Notes to Financial Statements.

Annual Report | June 30, 2023	23

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES (0.54%)
Government (0.54%)
$200,000	Brazilian Government International Bond	4.75%	01/14/50	$147,741
200,000	Colombia Government International Bond	4.13%	02/22/42	128,038
200,000	Colombia Government International Bond	5.00%	06/15/45	139,734
200,000	Colombia Government International Bond	5.20%	05/15/49	137,900
250,000	Dominican Republic International Bond(g)	5.30%	01/21/41	196,493
200,000	Panama Government International Bond	3.87%	07/23/60	133,065
350,000	Republic of South Africa Government International Bond	5.65%	09/27/47	248,441
300,000	Ukraine Government International Bond	7.25%	03/15/35	70,500
				1,201,912
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES
(Cost $1,736,652)				1,201,912

Principal Amount/Description		Rate	Maturity	Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (28.37%)
1,000,000	ACREC 2021-FL1, Ltd.(a)(f)	1M US L + 2.65%	09/16/26	951,662
28,899	Affirm Asset Securitization Trust 2021-Z1(f)	0.00%	08/15/24	85,913
372,000	Alen 2021-ACEN Mortgage Trust(a)(f)	1M US L + 4.00%	04/15/26	226,228
700,000	AMSR 2021-SFR3 Trust(f)	4.90%	10/17/26	594,572
1,550,000	AMSR 2021-SFR3 Trust(f)	5.88%	10/17/26	1,321,634
538,000	AREIT Trust(a)(f)	30D SOFR + 2.76%	09/16/36	487,983
433,000	Atrium Hotel Portfolio Trust(a)(f)	1M US L + 3.40%	06/15/35	403,816
500,000	Atrium XIII(a)(f)	3M US L + 6.05%	11/21/30	461,843
500,000	Atrium XIV LLC(a)(f)	3M US L + 5.65%	08/23/30	467,899
730,000	BAMLL Commercial Mortgage Securities Trust(a)(f)	2.57%	03/15/34	709,779

See Notes to Financial Statements.

24	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$439,000	Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10(a)	4.99%	05/15/26	$381,311
682,000	BBCMS Trust(a)(f)	1M US L + 3.55%	07/15/37	645,053
428,247	BB-UBS Trust(a)(f)	3.68%	06/05/30	331,517
498,000	Benchmark 2018-B4 Mortgage Trust(a)(f)	2.95%	07/17/51	313,576
459,000	Benchmark 2019-B9 Mortgage Trust(a)	4.97%	01/15/29	352,124
546,000	Benchmark 2021-B31 Mortgage Trust(f)	2.25%	11/15/31	218,699
315,000	BF Mortgage Trust(a)(f)	1M US L + 3.00%	12/15/35	147,458
2,081,490	Blackbird Capital Aircraft Lease Securitization, Ltd.(f)(i)	5.68%	12/16/41	1,590,848
500,000	Blue Stream Issuer LLC(f)	8.90%	05/20/53	455,921
321,000	BX Commercial Mortgage Trust(a)(f)	1M US L + 1.90%	04/15/34	313,929
325,000	BX Trust(a)(f)	4.08%	12/06/41	261,890
167,283	Carbon Capital VI Commercial Mortgage Trust(a)(f)	1M US L + 2.85%	11/15/21	142,141
5,000	Carvana Auto Receivables Trust 2021- P2(f)	0.00%	05/10/28	1,415,926
1,250,000	Castlelake Aircraft Structured Trust(f)	0.00%	04/15/39	36,750
500,000	CIFC Funding 2019-III, Ltd.(a)(f)	3M US L + 6.80%	10/16/34	471,889
500,000	CIFC Funding, Ltd.(a)(f)	3M US L + 6.50%	07/15/34	470,268
475,000	Citigroup Commercial Mortgage Trust(a)(f)	3.62%	12/12/41	320,444
138,000	Citigroup Commercial Mortgage Trust(f)	2.85%	02/12/49	54,535
196,000	Citigroup Commercial Mortgage Trust(a)(f)	4.42%	02/12/48	158,142
320,000	Citigroup Commercial Mortgage Trust 2019-SMRT(a)(f)	4.75%	01/10/36	318,250
1,500,000	Cologix Data Centers US Issuer LLC(f)	5.99%	12/28/26	1,223,465
878,000	COMM Mortgage Trust(a)(f)	1M US L + 2.18%	09/15/33	676,107
428,000	CSAIL 2016-C6 Commercial Mortgage Trust(a)(f)	5.08%	01/15/49	282,922
264,991	DBGS 2018-BIOD Mortgage Trust(a)(f)	1M US L + 2.25%	05/15/35	255,613

See Notes to Financial Statements.

Annual Report | June 30, 2023	25

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$416,000	DBJPM 16-C1 Mortgage Trust(a)	3.33%	05/12/49	$341,950
500,000	Dryden 37 Senior Loan Fund(a)(f)	3M US L + 5.15%	01/15/31	393,438
500,000	Dryden 38 Senior Loan Fund(a)(f)	3M US L + 5.60%	07/15/30	409,203
500,000	Dryden 40 Senior Loan Fund(a)(f)	3M US L + 5.75%	08/15/31	420,313
481,869	Extended Stay America Trust 2021-ESH(a)(f)	1M US L + 3.70%	07/15/26	459,358
15,551,494	Fannie Mae-Aces(a)(h)	0.35%	04/25/29	238,162
4,086,756	Fannie Mae-Aces(a)(h)	1.30%	09/25/30	196,830
15,881,171	Fannie Mae-Aces(a)(h)	0.87%	07/25/32	741,159
4,555,116	Fannie Mae-Aces(a)	1.15%	03/25/31	271,200
33,334,729	Fannie Mae-Aces(a)(h)	0.21%	10/25/29	251,554
16,543,539	Fannie Mae-Aces(a)(h)	0.67%	11/01/31	349,888
16,538,470	Fannie Mae-Aces(a)(h)	0.61%	02/25/29	300,370
46,440,000	Fannie Mae-Aces(a)(h)	0.27%	05/25/30	548,178
5,731,173	Fannie Mae-Aces(a)(h)	0.57%	12/25/30	104,981
147,929,223	Fannie Mae-Aces(a)(h)	0.16%	07/25/31	711,969
700,000	FirstKey Homes 2020-SFR1 Trust(f)	4.28%	08/19/37	654,691
1,700,000	FMC GMSR Issuer Trust(a)(f)	4.36%	07/25/26	1,316,488
1,750,000	FMC GMSR Issuer Trust(a)(f)	4.44%	10/25/26	1,347,208
546,000	Fontainebleau Miami Beach Trust(a)(f)	3.96%	12/12/36	494,172
750,000	Freddie Mac Multifamily Structured Credit Risk(a)(f)	30D US SOFR + 3.75%	01/25/51	678,635
267,035	FREMF 2015-KF07 Mortgage Trust(a)(f)	1M US L + 4.95%	02/25/25	267,742
299,980	FREMF 2016-KF19 Mortgage Trust(a)(f)	1M US L + 5.50%	07/25/23	301,812
266,080	FREMF 2016-KF25 Mortgage Trust(a)(f)	1M US L + 5.00%	10/25/23	266,150
429,025	FREMF 2018-KF56 Mortgage Trust(a)(f)	1M US L + 5.80%	11/25/28	364,106
768,506	FREMF 2019-KF71 Mortgage Trust(a)(f)	1M US L + 6.00%	10/25/29	731,307
1,200,000	FRTKL 2021-SFR1(f)	4.11%	09/17/26	1,016,881
500,000	FS Rialto 2022-FL5 Issuer LLC(a)(f)	1M US SOFR + 4.818%	06/19/37	468,900
5,840,387	Ginnie Mae Strip	1.40%	09/16/45	450,615
3,557,196	Government National Mortgage Association(a)(h)	0.18%	09/16/53	11,054

See Notes to Financial Statements.

26	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$5,406,085	Government National Mortgage Association(a)(h)	0.99%	05/16/63	$378,981
1,100,000	Great Wolf Trust(a)(f)	1M US L + 3.13%	12/15/36	1,053,134
300,000	GS Mortgage Securities Corp. Trust 2018-RIVR(a)(f)	1M US L + 1.55%	07/15/35	167,711
500,000	GS Mortgage Securities Corp. Trust 2021-ARDN(a)(f)	1M US L + 5.00%	11/15/23	463,660
500,000	GS Mortgage Securities Corp. Trust 2021-ARDN(a)(f)	1M US L + 5.9332%	11/15/23	458,667
655,000	GS Mortgage Securities Trust(a)(f)	1M US L + 3.92%	07/15/31	366,696
1,078,000	GS Mortgage Securities Trust(a)(f)	4.51%	11/10/47	683,039
373,000	GS Mortgage Securities Trust 2015-GC28(a)(f)	4.45%	02/10/48	311,931
3,680,000	GS Mortgage Securities Trust 2021-GSA3(a)(f)(h)	1.53%	12/15/31	297,153
500,000	Highbridge Loan Management 4-2014, Ltd.(a)(f)	3M US L + 5.55%	01/28/30	432,661
500,000	Highbridge Loan Management, Ltd.(a)(f)	3M US L + 5.10%	02/05/31	425,127
1,062,000	JP Morgan BB Commercial Mortgage Securities Trust(a)(f)	3.36%	11/18/48	823,611
632,000	JP Morgan BB Commercial Mortgage Securities Trust(a)(f)	3.94%	02/18/48	371,587
411,000	JP Morgan Chase Commercial Mortgage Securities Trust(a)(f)	5.71%	02/15/46	176,817
109,000	JP Morgan Chase Commercial Mortgage Securities Trust(f)	4.34%	05/05/32	103,143
111,000	JP Morgan Chase Commercial Mortgage Securities Trust(a)(f)	4.45%	05/05/32	104,636
130,000	JP Morgan Chase Commercial Mortgage Securities Trust(a)(f)	4.45%	05/05/32	122,404
136,000	JP Morgan Chase Commercial Mortgage Securities Trust(a)(f)	4.45%	05/05/32	127,312
148,000	JP Morgan Chase Commercial Mortgage Securities Trust(a)(f)	4.45%	05/05/32	136,351
7,319,676	JPMBB Commercial Mortgage Securities Trust(a)(f)(h)	0.83%	08/17/46	137
5,842,305	JPMBB Commercial Mortgage Securities Trust(a)(h)	0.99%	09/17/47	39,258

See Notes to Financial Statements.

Annual Report | June 30, 2023	27

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$372,000	JPMBB Commercial Mortgage Securities Trust 2014-C26(a)(f)	4.01%	12/15/24	$281,600
1,000,000	KREF 2022-FL3, Ltd.(a)(f)	1M US SOFR + 2.80%	02/17/39	924,922
500,000	LCM Loan Income Fund I Income Note Issuer, Ltd.(a)(f)	3M US L + 5.60%	07/16/31	330,193
500,000	LCM XIV LP(a)(f)	3M US L + 5.50%	07/20/31	328,448
500,000	LCM XVII LP(a)(f)	3M US L + 6.00%	10/15/31	333,206
330,840	LLPL Capital Pte, Ltd.(g)	6.88%	02/04/39	297,324
335,000	LSTAR Commercial Mortgage Trust 2017-5(a)(f)	4.83%	03/10/27	229,227
650,000	Madison Park Funding XXXVIII, Ltd.(a)(f)	3M US L + 6.00%	07/17/34	603,955
750,000	MetroNet Infrastructure Issuer LLC(f)	8.01%	02/20/28	736,210
365,000	MFT Trust 2020-ABC(a)(f)	3.48%	02/10/30	210,271
751,000	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31(a)(f)	3.00%	10/15/26	410,910
371,000	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34(f)	2.70%	10/15/27	217,396
372,000	Morgan Stanley Capital I Trust 2018- H4(f)	3.00%	12/15/28	206,084
454,000	Morgan Stanley Capital I Trust 2018- L1(a)	4.95%	10/15/28	363,519
490,181	Mosaic Solar Loan Trust(f)	0.00%	04/20/46	315,003
808,296	New Century Home Equity Loan Trust(a)	1M US L + 0.36%	05/25/36	788,411
1,000,000	Octagon 57, Ltd.(a)(f)	3M US L + 6.60%	10/15/34	908,588
500,000	Octagon Investment Partners 26, Ltd.(a)(f)	3M US L + 8.09%	07/15/30	386,057
500,000	Octagon Investment Partners 29, Ltd.(a)(f)	3M US L + 7.25%	01/24/33	449,168
500,000	Octagon Investment Partners 40, Ltd.(a)(f)	3M US L + 7.00%	01/20/35	426,543
500,000	Octagon Investment Partners 42, Ltd.(a)(f)	3M US L + 6.75%	07/15/34	452,940
500,000	Octagon Investment Partners XVI, Ltd.(a)(f)	3M US L + 5.75%	07/17/30	405,230
500,000	Octagon Investment Partners XXI, Ltd.(a)(f)	3M US L + 7.00%	02/14/31	425,135

See Notes to Financial Statements.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$500,000	Octagon Investment Partners XXII, Ltd.(a)(f)	3M US L + 1.90%	01/22/30	$481,778
500,000	OHA Credit Funding 3, Ltd.(a)(f)	3M US L + 6.25%	07/02/35	474,837
800,000	Pagaya AI Debt Selection Trust 2021- 5(f)	0.00%	08/15/29	248,706
879,236	PAGAYA AI Debt Trust 2022-2(a)(f)	5.31%	01/15/30	863,520
1,800,000	Progress Residential 2021-SFR8 Trust(f)	4.01%	10/17/26	1,543,290
1,800,000	Progress Residential Trust(f)	4.00%	07/17/26	1,555,017
500,000	RR 6, Ltd.(a)(f)	3M US L + 5.85%	04/15/36	430,471
927,725	SMR 2022-IND Mortgage Trust(a)(f)	1M US SOFR + 7.50%	02/15/24	792,557
10,000	SoFi Professional Loan Program 2021- B Trust(f)	0.00%	02/15/47	417,440
50,000	Sofi Professional Loan Program Trust(f)	0.00%	01/25/48	524,043
500,000	Trimaran CAVU, Ltd.(a)(f)	3M US L + 4.72%	11/26/32	479,987
446,000	UBS Commercial Mortgage Trust(a)	4.84%	02/15/28	364,826
333,000	UBS-Barclays Commercial Mortgage Trust(a)(f)	4.08%	03/12/46	210,526
300,000	UBS-Barclays Commercial Mortgage Trust 2013-C5(a)(f)	4.08%	03/12/46	217,136
735,000	Upstart Pass-Through Trust Series 2021-ST8(f)	0.00%	10/20/29	242,249
1,000	Upstart Securitization Trust 2021-2	0.00%	06/20/31	125,102
440,481	VMC Finance LLC(a)(f)	1M US L + 2.65%	09/15/36	411,170
1,200,000	VOLT XCVI LLC(f)(i)	4.83%	03/27/51	1,042,633
10,349,262	Washington Mutural Asset-Backed Certificates WMABS Series 2007- HE2 Trust(a)	1M US L + 0.33%	02/25/37	3,039,766
577,016	WAVE LLC(f)	7.00%	09/15/44	71,376
332,000	Wells Fargo Commercial Mortgage Trust(f)	3.12%	03/15/59	253,496
1,287,510	Willis Engine Structured Trust VI(f)	7.39%	05/15/46	1,057,122

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $77,074,497)				62,579,825

See Notes to Financial Statements.

Annual Report | June 30, 2023	29

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

Shares/Description		Value
SHORT-TERM INVESTMENTS (11.35%)
25,035,145	State Street Institutional Trust (7 Day Yield 5.004%)	$25,035,145

TOTAL SHORT-TERM INVESTMENTS
(Cost $25,035,145)		25,035,145

TOTAL INVESTMENTS (153.67%)
(Cost $402,791,631)		$339,093,651

Series A Cumulative Perpetual Preferred Shares (-27.19%)		(60,000,000)
Series B Cumulative Perpetual Preferred Shares (-27.19%)		(60,000,000)
Other Assets In Excess Of Liabilities (0.71%)		1,564,992
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS (100.00%)		$220,658,643

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

TI - Treasury Index

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2023 was 5.22%

3M US L - 3 Month LIBOR as of June 30, 2023 was 5.55%

6M US L - 6 Month LIBOR as of June 30, 2023 was 5.76%

1M US SOFR - 1 Month SOFR as of June 30, 2023 was 5.14%

30D US SOFR - 30 Day SOFR as of June 30, 2023 was 4.06%

180D US SOFR - 180 Day SOFR as of June 30, 2023 was 2.89%

1M US SOFR - 1 Month SOFR as of June 30, 2023 was 5.14%

3M US SOFR - 3 Month SOFR as of June 30, 2023 was 5.00%

5Y US TI - 5 Year US Treasury Index as of June 30, 2023 was 4.13%

10Y US TI - 10 Year US Treasury Index as of June 30, 2023 was 3.81%

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)	Security is currently in default.

(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See Note 2 to the financial statements for additional information.

(d)	Past-due loan. A loan is deemed past-due at June 30, 2023, if the loan borrower has not made its required payment as of the most recent due date. As of June 30, 2023, $1,047,572 of whole loans were past due, which represents 0.47% of net assets.

See Notes to Financial Statements.

30	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary Schedule of Investments	June 30, 2023

(e)	Non-income producing security.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $101,143,153, which represents 44.83% of net assets as of June 30, 2023.
(g)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Directors (the "Board"). As of June 30, 2023, the aggregate fair value of those securities was $6,012,927, representing 2.72% of net assets.

(h)	Interest only securities.

(i)	Step up bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2023.

(j)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(k)	Pay-in-kind securities. Rate paid in-kind is shown in parenthesis.

Futures Contracts Purchased:
Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/(Depreciation)
10-Yr U.S. Treasury Note Futures	125	September 2023	$14,804,688	$(100,873)
			$14,804,688	$(100,873)

See Notes to Financial Statements.

Annual Report | June 30, 2023	31

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Assets and Liabilities	June 30, 2023

ASSETS:
Investments in securities:
At cost	$402,791,631
At value	$339,093,651

Cash	443,622
Receivable for principal repayments	559,198
Variation margin receivable	37,105
Deposit with broker for futures contracts	387,504
Foreign currency, at value (Cost $10)	10
Receivable for investments sold	27,933
Interest receivable	2,346,020
Dividends receivable	87,532
Deferred offering costs	12,881
Prepaid and other assets	49,553
Total Assets	343,045,009

LIABILITIES:
Dividend payable - Series A Cumulative Perpetual Preferred Shares	328,125
Dividend payable - Series B Cumulative Perpetual Preferred Shares	356,250
Payable for investments purchased	1,068,537
Payable for shareholder servicing	28,063
Payable to Adviser	280,700
Payable to fund accounting and administration	78,334
Payable to transfer agency	6,500
Payable for compliance fees	8,124
Payable for custodian fees	7,716
Payable for audit fees	59,791
Other payables	164,226
Total Liabilities	2,386,366
Cumulative Perpetual Preferred Shares, $0.0001 par value per share, 4,930,000 of shares authorized
Series A Cumulative Perpetual Preferred Shares (4.375%, $25 liquidation value, 2,400,000 shares issued and outstanding)	$60,000,000
Series B Cumulative Perpetual Preferred Shares (4.75%, $25 liquidation value, 2,400,000 shares issued and outstanding)	$60,000,000
Net Assets Attributable to Common Shareholders	$220,658,643

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS CONSIST OF:
Paid-in capital	$301,549,875
Total distributable earnings	(80,891,232)
Net Assets Attributable to Common Shareholders	$220,658,643

PRICING OF SHARES:
Net Assets Attributable to Common Shareholders	$220,658,643

See Notes to Financial Statements.

32	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Assets and Liabilities	June 30, 2023

Shares of common stock outstanding (50,000,000 of shares authorized, at $0.0001 par value per share)	22,971,194
Net asset value per share Attributable to Common Shareholders	$9.61

See Notes to Financial Statements.

Annual Report | June 30, 2023	33

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Operations	For the Year Ended June 30, 2023

INVESTMENT INCOME:
Interest	$22,307,745
Dividends	4,109,979
Other Income	64,537
Total Investment Income	26,482,261

EXPENSES:
Investment Adviser fee	3,446,802
Shareholder servicing expenses	345,285
Accounting and Administration fees	311,441
Printing expenses	251,690
Director expenses	126,234
Legal expenses	123,879
Transfer agent expenses	79,154
Listing expense	73,760
Audit expenses	68,237
Compliance expense	43,741
Offering expenses	27,000
Custodian fees	14,916
Interest expense on loan payable	4,514
Insurance fee	4,496
Other expenses	43,279
Total Expenses	4,964,428
Net Investment Income	21,517,833

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(6,548,673)
Futures contracts	(118,537)
Net realized loss	(6,667,210)
Net change in unrealized appreciation/depreciation on:
Investments	(8,986,921)
Futures contracts	(100,873)
Net change in unrealized appreciation/depreciation	(9,087,794)
Net Realized and Unrealized Loss on Investments	(15,755,004)
Dividends to Series A Cumulative Perpetual Preferred Shares	(2,625,024)
Dividends to Series B Cumulative Perpetual Preferred Shares	(2,850,012)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$287,793

See Notes to Financial Statements.

34	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statements of Changes in Net Assets Attributable to Common Shareholders

	For the	For the
	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
NET INCREASE/(DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS FROM OPERATIONS:
Net investment income	$21,517,833	$15,941,930
Net realized gain/(loss)	(6,667,210)	2,894,301
Net change in unrealized appreciation/depreciation	(9,087,794)	(52,145,724)
Net increase/(decrease) in net assets resulting from operations	5,762,829	(33,309,493)
Distributions to Series A Preferred Shareholders	(2,625,024)	(2,625,018)
Distributions to Series B Preferred Shareholders	(2,850,012)	(1,726,080)
Net increase/(decrease) in net assets attributable to common shareholders resulting from operations	287,793	(37,660,591)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(19,920,570)	(14,847,964)
From tax return of capital	(12,963,911)	(18,971,451)
Net decrease in net assets attributable to common shareholders from distributions to common shareholders	(32,884,481)	(33,819,415)

PREFERRED SHARE TRANSACTIONS:
Issuance and offering costs for Series B Cumulative Perpetual Preferred Shares	–	(2,438,300)
Net decrease in net assets attributable to common shareholders from preferred share transactions	–	(2,438,300)

COMMON SHARE TRANSACTIONS:
Proceeds from common shares sold, net of offering costs	33,999,204	67,529,800
Reinvestment of distributions	133,143	685,086
Net increase in net assets attributable to common shareholders from capital share transactions	34,132,347	68,214,886
Net Increase/(Decrease) in Net Assets attributable to common shareholders	1,535,659	(5,703,420)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	219,122,984	224,826,404
End of period	$220,658,643	$219,122,984

See Notes to Financial Statements.

Annual Report | June 30, 2023	35

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statements of Changes in Net Assets Attributable to Common Shareholders

	For the	For the
	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
OTHER INFORMATION:
Common Share Transactions:
Common Shares outstanding - beginning of period	19,443,627	14,821,557
Common Shares sold	3,515,805	4,574,333
Common Shares issued in reinvestment of distributions	11,762	47,737
Common Shares outstanding - end of period	22,971,194	19,443,627

See Notes to Financial Statements.

36	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Cash Flows	For the Year Ended June 30, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$5,762,829
Adjustments to reconcile net increase in net assets attributable to common shareholders from operations to net cash provided by operating activities:
Purchases of investment securities	(220,784,742)
Proceeds from disposition on investment securities	191,535,919
Amortization of premium and accretion of discount on investments, net	(355,251)
Net proceeds from short-term investment securities	14,449,317
Net realized (gain)/loss on:
Investments	6,548,673
Net change in unrealized appreciation/depreciation on:
Investments	8,986,921
(Increase)/Decrease in assets:
Interest receivable	(499,894)
Dividends receivable	52,129
Variation margin receivable on futures contracts	(37,105)
Deferred offering costs	(12,881)
Receivable for principal repayments	(559,198)
Prepaid and other assets	8,454
Increase/(Decrease) in liabilities:
Facility Loan Fee payable	(10,417)
Payable for shareholder servicing	(220)
Payable to transfer agency	1,307
Payable to Adviser	(2,130)
Payable to fund accounting and administration fees	(45,362)
Payable for audit fees	25,525
Payable for compliance fees	4,899
Payable for Custodian fees	(26,012)
Other payables	4,590
Net cash provided by operating activities	$5,047,351

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of capital shares	$33,999,204
Cash distributions paid to common shareholders - net of distributions reinvested	(32,751,338)
Cash distributions paid to preferred shareholders	(5,475,036)
Net cash used in financing activities	$(4,227,170)

Net increase in cash and restricted cash	$820,181
Cash and restricted cash, beginning of period	$10,955
Cash and restricted cash, end of period	$831,136

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Reinvestment of distributions	$133,143

See Notes to Financial Statements.

Annual Report | June 30, 2023	37

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Cash Flows	For the Year Ended June 30, 2023

Reconciliation of restricted and unrestricted cash at the beginning of period to the statement of assets and liabilities:
Cash	$10,955

Reconciliation of restricted and unrestricted cash at the end of the period to the statement of assets and liabilities:
Cash	$443,622
Foreign Cash	$10
Deposit with broker for futures contracts	$387,504

See Notes to Financial Statements.

38	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss)(b)
Total income/(loss) from investment operations
Less distributions to common shareholders:
From net investment income
From tax return of capital
Total distributions to common shareholders
Less distributions to preferred shareholders:
From net investment income(c)
Total distributions to preferred shareholders
Common share transactions:
Dilutive effect of rights offering
Common share offering costs charged to paid-in capital
Total common share transactions
Preferred Share issuance and offering costs charged to paid-in capital
Total preferred share transactions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price - end of period
Total Return(f)
Total Return - Market Price(f)
Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets(g)(h)
Ratio of net investment income
Portfolio turnover rate
Loan payable (in thousands)
Asset coverage per $1,000 of loan payable(i)
Cumulative Perpetual Preferred Stock (in thousands)
Asset coverage of Cumulative Perpetual Preferred Stock(j)
Involuntary liquidating preference per unit of Series A Cumulative Preferred Stock
Average market value per unit of Series A Cumulative Preferred Stock
Involuntary liquidating preference per unit of Series B Cumulative Preferred Stock
Average market value per unit of Series B Cumulative Preferred Stock

See Notes to Financial Statements.

40	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented

For the	For the		For the		For the		For the
Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
June 30, 2023	June 30, 2022		June 30, 2021		June 30, 2020		June 30, 2019
$11.27	$15.17		$14.91		$18.09		$18.75

0.97	0.87		0.92		0.95		0.94
(0.78)	(2.49)		1.73		(1.72)		0.40
0.19	(1.62)		2.65		(0.77)		1.34

(0.91)	(0.81)		(1.02)		(1.11)		(1.18)
(0.59)	(1.03)		(1.01)		(1.07)		(0.82)
(1.50)	(1.84)		(2.03)		(2.18)		(2.00)

(0.25)	(0.24)		(0.13)		–		–
(0.25)	(0.24)		(0.13)		–		–

(0.10)	(0.06	)(d)	(0.05	)(d)	(0.22	)(d)	–
–	(0.01)		0.00	(e)	(0.01)		–
(0.10)	(0.07)		(0.05)		(0.23)		–
–	(0.13)		(0.18)		–		–
–	(0.13)		(0.18)		–		–
(1.66)	(3.90)		0.26		(3.18)		(0.66)
$9.61	$11.27		$15.17		$14.91		$18.09
$8.54	$10.89		$15.58		$13.91		$17.06
(1.26%)	(14.82%)		16.88%		(5.31%)		7.78%
(7.92%)	(19.86%)		28.67%		(6.33%)		8.50%

$220,659	$219,123		$224,826		$199,510		$199,213
2.22%	1.93%		2.10%		2.84%		3.16%
9.61%	6.32%		6.15%		5.73%		5.17%
75%	44%		54%		43%		27%
$–	$–		$21,000		$65,500		$73,500
–	–		14,563		4,046		3,711
$120,000	$120,000		$60,000		$–		$–
71	71		119		–		–
25.00	25.00		25.00		–		–
18.59	22.98		24.44		–		–
25.00	25.00		–		–		–
19.64	22.93		–		–		–

See Notes to Financial Statements.

Annual Report | June 30, 2023	41

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying closed-end funds in which the Fund invests. The ratio does not include net investment income of the closed-end funds in which the Fund invests.
(c)	Calculated using the average shares method.
(d)	Represents the impact of the Fund's rights offering of 3,508,633 in September 2022, 2,926,441 in October 2021 and 472,995 shares in October 2020 and 2,371,081 shares in December 2019 at a subscription price per share based on a formula. For more details please refer to Note 10 of the Notes to Financial Statements.
(e)	Less than $0.005 per share.
(f)	Total investment return is calculated assuming a purchase of common shares at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.
(g)	Includes interest expenses, as applicable, of 0.00% for the year ended June 30, 2023, 0.05% for the year ended June 30, 2022, 0.21% for the year ended June 30, 2021, 0.91% for the year ended June 30, 2020 and 1.23% for the year ended June 30, 2019.
(h)	Does not include expenses of the closed-end funds in which the Fund invests.
(i)	Calculated by subtracting the Fund's total liabilities (excluding the debt balance and accumulated unpaid interest) from the Fund's total assets and dividing by the outstanding debt balance.
(j)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Fund's total assets, less all liabilities and indebtedness not represented by the Fund's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a liquidation preference of $25).

See Notes to Financial Statements.

42	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2023

1. ORGANIZATION

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) is a closed-end management investment company that was organized as a Maryland corporation on June 22, 2016, and commenced investment operations on September 28, 2016. The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”). The Fund’s sub-adviser is DoubleLine Capital, LP (“Sub-Adviser”). The Fund is a diversified investment company with an investment objective to seek current income and overall total return.

The Fund seeks to achieve its investment objective by allocating its Managed Assets among three principal strategies: Tactical Closed End Fund Income Strategy, Alternative Credit Strategy and Opportunistic Income Strategy. The Adviser will determine the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) 946 – Investment Companies. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2023.

Security Valuation: The Fund’s investments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Related Income: The Fund follows industry practice and records security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. Settlement on bank loans transactions may be in excess of seven business days. Interest only stripped mortgage backed securities (“IO Strips”) are securities that receive only interest payments from a pool of mortgage loans. Little to no principal will be received by the Fund upon maturity of an IO Strip. Periodic adjustments are recorded to reduce the cost of the security until maturity, which are included in interest income.

Annual Report | June 30, 2023	43

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2023

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Cash Balance: The Fund places its cash on deposit with financial institutions in the United States, which are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $250,000. The Fund's credit risk in the event of failure of these financial institutions is represented by the difference between the FDIC limit and the total amounts on deposit. Management monitors the financial institutions' creditworthiness in conjunction with balances on deposit to minimize risk. The Fund from time to time may have amounts on deposit in excess of the insured limits.

Preferred Stock: In accordance with ASC 480-10-25, the Fund's Series A and Series B Cumulative Perpetual preferred shares have been classified as equity on the Statement of Assets and Liabilities. Refer to "Note 9. Cumulative Perpetual Preferred Stock" for further details.

Other: The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

The Fund invests in closed-end funds, each of which has its own investment risks. Those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one closed end fund than in another, the Fund will have greater exposure to the risks of that closed end fund.

Common Share Valuation: The NAV is generally calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) every day the NYSE is open. The NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness), by the total number of common shares outstanding.

Federal Income Taxes: The Fund has been treated as, and intends to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its “net capital gain”. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

44	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2023

As of and during the year ended June 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the year ended June 30, 2023, the Fund did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to common shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values (“NAV”) per common share of the Fund.

The Fund maintains a level distribution policy. The Fund distributes to common shareholders regular monthly cash distributions of its net investment income. In addition, the Fund distributes its net realized capital gains, if any, at least annually. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a common shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a common shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets. The Board approved the implementation of the level distribution policy to make monthly cash distributions to common shareholders, stated in terms of a rate equal to 12.5% of the average of the Fund’s NAV per common share for the final five trading days of the previous calendar year. The Fund made monthly distributions to common shareholders set at a level monthly rate of $0.1478 per common share for the period from July 1, 2022 to December 31, 2022, and $0.1021 per common share for the period from January 1, 2023 to June 30, 2023.

Previously, the Board approved the adoption of a managed distribution plan in accordance with a Section 19(b) exemptive order whereby the Fund made monthly distributions to common shareholders set at a fixed monthly rate.

Annual Report | June 30, 2023	45

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2023

Distributions to holders of cumulative perpetual preferred stock are accrued on a daily basis as described in Note 9.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds and business development company notes, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

46	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2023

When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, as the Fund's valuation designee, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including short term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, foreign and U.S. government bonds, non-agency collateralized mortgage obligations, U.S. Government/Agency mortgage backed securities, bank loans, and collateralized loan obligations are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Foreign currency positions, including forward foreign currency contracts, are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern Time. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

Small business loans, as an asset class, are not presently traded on a developed secondary market. Therefore, market quotations are not available. Accordingly, all small business loans are fair valued as determined in good faith by the Adviser pursuant to policies and procedures approved by the Board and subject to the Board’s oversight. The Fund's holdings in small business loans are fair valued daily by the Adviser using a discounted cash flow methodology. Discounted cash flow is a valuation technique that provides an estimation of the fair value of an asset based on expectations about cash flows that a small business loan would generate over time. In general, the primary inputs of fair value in the small business loan valuation model are expected future default rates, prepayment rates, and the discount rate applied. A discounted cash flow model begins with an estimation of periodic cash flows expected to be generated over a discrete period of time (generally the time remaining until maturity of the loan). The estimated cash flows for each interval period (generally monthly) are then converted to their present value equivalent using a rate of return appropriate for the risk of achieving projected cash flows. Although not exhaustive, discounted cash flow models factor in borrower level data. Loans made to small businesses may incorporate different factors.

Short-term investments in fixed income securities, excluding money market funds, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, and of sufficient credit quality are valued by using the amortized cost method of valuation. These securities will be classified as Level 2 securities.

Annual Report | June 30, 2023	47

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2023

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5 under the 1940 Act (see Note 5), the Board approved updated valuation procedures for the Fund and designated the Adviser as the Fund's valuation designee to make all fair valuation determinations with respect to the Fund's portfolio investments, subject to the Board's oversight.

In accordance with the Fund’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

48	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2023

The following is a summary of the inputs used at June 30, 2023 in valuing the Fund’s assets and liabilities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$19,400,046	$–	$–	$19,400,046
Bank Loans	–	6,904,524	–	6,904,524
Small Business Loans	–	–	52,824,728	52,824,728
Special Purpose Acquisition Companies	6,918,194	103,022	–	7,021,216
Business Development Company Notes	–	1,444	–	1,444
Common Stocks	38,963	10	–	38,973
Rights	25,122	–	–	25,122
Warrants	121,091	14,945	–	136,036
Preferred Stocks	7,960,619	–	–	7,960,619
Collateralized Loan Obligations	–	15,186,129	–	15,186,129
U.S. Corporate Bonds	–	29,713,171	–	29,713,171
U.S. Government / Agency Mortgage Backed Securities	–	73,331,799	–	73,331,799
U.S. Government Bonds and Notes	–	27,095,874	–	27,095,874
Foreign Corporate Bonds	–	10,637,088	–	10,637,088
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	–	1,201,912	–	1,201,912
Non-Agency Collateralized Mortgage Obligations	–	62,579,825	–	62,579,825
Short-Term Investments	25,035,145	–	–	25,035,145
Total	$59,499,180	$226,769,743	$52,824,728	$339,093,651
Other Financial Instruments**
Liabilities:
Future Contracts	$(100,873)	$–	$–	$(100,873)
Total	$(100,873)	$–	$–	$(100,873)

*	Refer to the Fund's Summary of Investments for a listing of securities by type.

**	Other financial instruments are derivative instruments reflected in the Summary of Investments. Futures contracts are reported at their unrealized appreciation/depreciation.

Annual Report | June 30, 2023	49

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2023

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of June 30, 2022	Accrued Discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds/ Loan Paydowns	Transfer into Level 3	Transfer Out of Level 3	Balance as of June 30, 2023	Net change in unrealized appreciation/ (depreciation) included in the Statement of Operations attributable to Level 3 investments held at June 30, 2023
Small Business Loan	$–	$–	$–	$(114,077)	$(2,659,458)	$140,172,666	$(84,574,403)	$–	$–	$52,824,728	$(2,659,458)
	$–	$–	$–	$(114,077)	$(2,659,458)	$140,172,666	$(84,574,403)	$–	$–	$52,824,728	$(2,659,458)

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2023:

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range (Weighted Average)
Small Business Loans	$ 52,824,728	Discounted Cash Flow	Loss-Adjusted Discount Rate	3.21%-22.81% (10.55%)
			Projected Loss Rate	0.00%-87.85% (5.97%)

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Inputs	Impact to Value if Input Increases	Impact to Value if Input Decreases
Loss-Adjusted Discount Rate	Decrease	Increase
Projected Loss Rate	Decrease	Increase

50	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2023

Derivative Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivatives instruments on the Fund's Statement of Assets and Liabilities as of June 30, 2023:

	Asset Derivatives
Risk Exposure Statement	Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk (Futures Contracts)*	Net unrealized appreciation on futures contracts	$(100,873)

*	The value presented includes cumulative loss on open futures contracts; however the value reflected on the accompanying Statement of Assets and Liabilities is variation margin payable as of June 30, 2023.

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2023:

Risk Exposure	Statement of Operations Location	Realized Gain/Loss on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Interest rate risk (Futures contracts)	Net realized gain on futures contracts; Net change in unrealized appreciation/depreciation on futures contracts	$(118,537)	$(100,873)

The futures contracts average notional amount during the year ended June 30, 2023, is noted below.

Fund	Average Notional Amount of Futures Contracts
RiverNorth/DoubleLine Strategic Opportunity Fund	$8,132,083

4. ADVISORY FEES, DIRECTOR FEES AND OTHER AGREEMENTS

RiverNorth serves as the investment adviser to the Fund. Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are defined as the total assets of the Fund, including assets attributable to leverage, minus liabilities other than debt representing leverage and any preferred stock that may be outstanding. For the year ended June 30, 2023, the Adviser earned fees of $3,446,802, of which $280,700 remained payable at June 30, 2023. The Fund also paid the Adviser $43,741 in CCO fees, of which $8,124 remained payable at June 30, 2023.

Annual Report | June 30, 2023	51

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2023

DoubleLine Capital, LP is the investment sub-adviser to the Fund. Under the terms of the sub-advisory agreement, the Sub-Adviser, subject to the supervision of the Adviser and the Board, provides or arranges to be provided to the Fund such investment advice as deemed advisable and will furnish or arrange to be furnished a continuous investment program for the portion of assets managed in the Fund consistent with the Fund’s investment objective and policies. As compensation for its sub-advisory services, the Adviser is obligated to pay the Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of 0.50% of the average daily managed assets of the Fund.

ALPS Fund Services, Inc. (“ALPS”) provides the Fund with fund administration and fund accounting services. As compensation for its services to the Fund, ALPS receives an annual fee based on the Fund’s average daily net assets, subject to certain minimums.

State Street Bank & Trust, Co. serves as the Fund’s custodian. Millennium Trust serves as a custodian for electronic loan documents related to the Alternative Credit Strategy.

DST Systems, Inc. (“DST”), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

The Fund pays no salaries or compensation to its officers or to any interested Director employed by the Adviser or Sub-Adviser, and the Fund has no employees except as noted below. For their services, the Directors of the Fund who are not employed by the Adviser or Sub-Adviser, receive an annual retainer in the amount of $16,500, and an additional $1,500 for attending each quarterly meeting of the Board. In addition, the lead Independent Director receives $250 annually, the Chair of the Audit Committee receives $500 annually and the Chair of the Nominating and Corporate Governance Committee receives $250 annually. The Directors not employed by the Adviser or Sub-Adviser are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

The Chief Compliance Officer (“CCO”) of the Fund is an employee of the Adviser. The Fund reimburses the Adviser for certain compliance costs related to the Fund, including a portion of the CCO's compensation.

52	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2023

5. CREDIT AGREEMENT

The Fund may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. The Fund may use leverage through borrowings or the issuance of preferred stock, in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such borrowings or issuance.

On December 16, 2016, the Fund entered into a $75,000,000 secured, revolving, evergreen credit facility with U.S. Bank National Association (“U.S. Bank”). The credit facility had a variable annual interest rate equal to one-month LIBOR plus 0.95 percent. The credit facility accrued a commitment fee equal to an annual rate of 0.10 percent on $75,000,000.

On April 1, 2022, the Fund entered into an amended $50,000,000 secured, revolving, evergreen credit facility with U.S. Bank, which was terminated on October 14, 2022. The amended credit facility had a variable annual interest rate equal to SOFR plus 1.10 percent. The amended credit facility accrued a commitment fee equal to an annual rate of 0.25 percent if the drawn amount was less than $37,500,000 and 0.125 percent if the drawn amount was $37,500,000 or more.

There was no outstanding balance on the credit facility as of June 30, 2023.

6. TAX BASIS INFORMATION

It is the Fund’s policy to meet the requirements of the IRC applicable to regulated investment companies, and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gains were recorded by the Fund.

The tax character of the distributions paid by the Fund during the fiscal years ended June 30, 2023 and June 30, 2022, was as follows:

	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Ordinary Income	$24,711,231	$18,842,812
Return of Capital	12,963,911	18,971,451
Total	$37,675,142	$37,814,263

Annual Report | June 30, 2023	53

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2023

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended June 30, 2023, certain differences were reclassified. These differences were primarily due to book/tax distribution differences and to the different tax treatment of certain other investments; the amounts reclassified did not affect net assets. The reclassifications were as follows:

Paid-in capital	Total distributable earnings
$1,647,966	$(1,647,966)

At June 30, 2023, the components of distributable earnings on a tax basis for the Fund was as follows:

Preferred Distribution Payable	$(684,375)
Accumulated Capital Loss	$(9,997,555)
Unrealized Depreciation	$(70,209,302)
Total	$(80,891,232)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

	Short-Term	Long-Term
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.	$1,088,053	$8,909,502

Unrealized Appreciation and Depreciation on Investments: As of June 30, 2023, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Cost of investments for income tax purposes	$409,302,953
Gross appreciation on investments (excess of value over tax cost)	(1,802,839)
Gross depreciation on investments (excess of tax cost over value)	(68,406,463)
Net unrealized depreciation on investments	$(70,209,302)

The difference between book and tax basis unrealized appreciation/(depreciation) for the Fund is primarily attributable to wash sales, income adjustments on income-only securities and grantor trusts.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The tax years since 2018 remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

54	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2023

7. INVESTMENT TRANSAFCTIONS

Investment transactions for the year ended June 30, 2023, excluding short-term investments, were as follows:

Purchases	Sales
$202,909,586	$187,311,585

Investment Transactions in long term U.S. Government Obligations for the year ended June 30, 2023 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$18,943,693	$356,645

8. CUMULATIVE PERPETUAL PREFERRED STOCK

At June 30, 2023, the Fund had issued and outstanding 2,400,000 shares of Series A Cumulative Perpetual Preferred Stock, listed under trading symbol OPPPRA on the NYSE, with a par value of $0.0001 per share and a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared) and 2,400,000 shares of Series B Cumulative Perpetual Preferred Stock, listed under trading symbol OPPPRB on the NYSE, with a par value of $0.0001 per share and a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 2,400,000 shares of Series A Cumulative Perpetual Preferred Stock on October 23, 2020 and 2,400,000 shares of Series B Cumulative Perpetual Preferred Stock on November 22, 2021. The Series A Cumulative Perpetual Preferred Stock is entitled to voting rights and a dividend at a rate of 4.375% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The Series B Cumulative Perpetual Preferred Stock is entitled to voting rights and a dividend at a rate of 4.75% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The Series A Cumulative Perpetual Preferred Stock is generally not redeemable at the Fund’s option prior to November 15, 2025, and is subject to mandatory redemption by the Fund in certain circumstances. The Series B Cumulative Perpetual Preferred Stock is generally not redeemable at the Fund’s option prior to February 15, 2027, and is subject to mandatory redemption by the Fund in certain circumstances. On or after November 15, 2025, the Fund may redeem in whole, or from time to time in part, outstanding Series A Cumulative Perpetual Preferred Stock at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. On or after February 15, 2027, the Fund may redeem in whole, or from time to time in part, outstanding Series B Cumulative Perpetual Preferred Stock at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption.

Annual Report | June 30, 2023	55

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2023

Series	First Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series A	November 15, 2025	4.375%	2,400,000	$60,000,000	$43,752,000
Series B	February 15, 2027	4.750%	2,400,000	$60,000,000	$47,952,000

9. CAPITAL SHARE TRANSACTIONS

The Fund’s authorized capital stock consists of 50,000,000 shares of common stock, $0.0001 par value per share, all of which was initially classified as common shares. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders in each year.

On August 12-13, 2020, and August 10-11, 2021 and August 9-10, 2022, respectively, the Board approved rights offerings to participating shareholders of record who were allowed to subscribe for new common shares of the Fund (the “Primary Subscription”). Record date shareholders received one right for each common share held on the Record Date ("Right"). For every three Rights held, a holder of the Rights was entitled to buy one new common share of the Fund. Record date shareholders who fully exercised all Rights initially issued to them in the Primary Subscription were entitled to buy those common shares that were not purchased by other record date shareholders. The Fund issued new shares of common stock at a subscription price that represented 92.5% to 97.5% of the reported net asset value on the expiration date of each rights offering. Offering costs were charged to paid-in-capital upon the exercise of the Rights.

The shares of common stock issued, subscription price, and offering costs for the rights offerings were as follows:

Record Date	Expiration Date	Shares of Common Stock Issued	Subscription Price	Offering Costs
September 3, 2020	October 1, 2020	472,995	$13.88	$122,545
September 7, 2021	October 1, 2021	2,926,441	$14.48	$292,000
August 25, 2022	September 23, 2022	3,508,633	$9.70	$122,884

On April 7, 2021 and December 29, 2021, the Fund entered into a distribution agreement with ALPS Distributors, Inc. ("ADI"). Pursuant to the distribution agreement with ADI, the Fund may offer to sell up to 10,000,000 of the Fund's common stock from time to time through ADI.

The shares of common stock issued, gross proceeds from the sales of shares, and commissions to ADI were as follows:

Year Ended	Shares of Common Stock Issued	Gross Proceeds	Commissions	Offering Costs	Net Proceeds
June 30, 2022	1,647,892	$25,745,539	$257,587	$41,019	$25,446,933
June 30, 2023	–	–	–	–	–

56	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2023

The Fund has issued and outstanding 22,971,194 shares of common stock at June 30, 2023.

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund’s Automatic Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

10. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

11. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On May 16, 2023, the Fund by action of its Board of Directors upon the recommendation of the Fund's Audit Committee engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ended June 30, 2023. During the Fund's fiscal years ended June 30, 2022 and June 30, 2021 and through May 16, 2023, neither the Fund, nor anyone on its behalf has consulted with KPMG on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Cohen & Company, Ltd. (“Cohen”) previously served as the independent registered public accounting firm to the Fund. Cohen's reports on the Fund's financial statements for the fiscal years ended June 30, 2022 and June 30, 2021 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended June 30, 2022 and June 30, 2021 and through May 16, 2023, (i) there were no disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund's financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Annual Report | June 30, 2023	57

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2023

12. SUBSEQUENT EVENTS

Subsequent to June 30, 2023, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 13, 2023	July 14, 2023	July 31, 2023	$0.1021
August 14, 2023	August 15, 2023	August 31, 2023	$0.1021

On July 20, 2023, the Board declared Series A and Series B preferred stock dividend in the amount of $0.27344 and $0.29688 per share, respectively, payable on August 15, 2023 to preferred shareholders of record on August 2, 2023 with an ex date of August 1, 2023.

58	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Report of Independent Registered Public Accounting Firm	June 30, 2023

To the Shareholders and the Board of Directors
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the Fund), including the summary schedule of investments, as of June 30, 2023, the related statements of operations, changes in net assets, and cash flows for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations, the changes in its net assets, and its cash flows for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles. The statement of changes in net assets for the year ended June 30, 2022 and financial highlights for each of the years ended June 30, 2022 and prior were audited by other independent registered public accountants whose report, dated August 29, 2022, expressed an unqualified opinion on that financial statement and those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more RiverNorth investment companies since 2015.

Chicago, Illinois

August 29, 2023

Annual Report | June 30, 2023	59

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Dividend Reinvestment Plan	June 30, 2023 (Unaudited)

The Fund has an automatic dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of common shares elects to receive cash by contacting DST (the “Plan Administrator”), all dividends and distributions declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional common shares. Common shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of common shareholders and may re-invest that cash in additional common shares. Reinvested Dividends will increase the Fund’s Managed Assets on which the management fee is payable to the Adviser (and by the Adviser to the Sub-Adviser).

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the NAV per common share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s NAV per common share on the payment date. If, on the payment date for any Dividend, the NAV per common share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s common shares are trading at a discount), the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the NAV per common share, the average per common share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per common share at the close of business on the Last Purchase Date.

60	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Dividend Reinvestment Plan	June 30, 2023 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of common shares who hold their common shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of common shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends, even though such participants have not received any cash with which to pay the resulting tax. Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750.

Annual Report | June 30, 2023	61

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report for June 30, 2022 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Summary of Fund Expenses

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares would bear, directly or indirectly. The table is based on the capital structure of the Fund as of June 30, 2023.

The table shows Fund expenses as a percentage of net assets attributable to Common Shares as of June 30, 2023 and not as a percentage of gross assets or managed assets. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown below.

Common Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load (1)	–%
Offering Expenses Borne by Common Shareholders of the Fund	–%
Dividend Reinvestment Plan Fees (2)	None

Annual Expenses (3)	As a Percentage of Net Assets Attributable to Common Shares
Management Fee (4)	1.54%
Dividends on Preferred Shares (5)	2.44%
Interest Expense and Fees on Borrowings (6)	0.00%
Other Expenses (7)	0.68%
Acquired Fund Fees and Expenses (8)	0.29%
Total Annual Expenses	4.95%

Example(9)

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares in the offering, assuming (1) that the Fund incurs total annual expenses of 4.95% of its net assets in years 1 through 10 and (2) a 5% annual return

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$50	$149	$248	$496

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

62	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

(1)	If Common Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(2)	There will be no brokerage charges with respect to Common Shares issued directly by the Fund under the dividend reinvestment plan. You may pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(3)	Interest and fees on leverage in the table reflect the cost to the Fund of borrowings, expressed as a percentage of the Fund’s net assets as of June 30, 2023, using the average interest rates in effect during the fiscal year ended June 30, 2023.
(4)	The management fee is charged as a percentage of the Fund’s average daily Managed Assets, as opposed to net assets. With leverage, Managed Assets are greater in amount than net assets, because Managed Assets include borrowings for investment purposes. The market value of the Fund’s derivatives are used for purposes of calculating Managed Assets. The management fee of 1.00% of the Fund’s Managed Assets represents 1.54% of net assets attributable to common shares assuming the use of leverage in an amount of 35% of the Fund’s Managed Assets. Since the Fund has Preferred Shares, the management fee and certain other expenses as a percentage of net assets attributable to Common Shares is higher than if the Fund did not utilize a leveraged capital structure.
(5)	Dividends on Preferred Shares represent the estimated dividend expense adjusted to assume 2,400,000 shares of 4.375% Series A Preferred Stock with a liquidation preference of $60,000,000 and 2,400,000 shares of 4.75% Series B Preferred Stock with a liquidation preference of $60,000,000 were outstanding for the entire 12 months of operations after June 30, 2023.
(6)	Interest and fees on borrowings in the table reflect the cost to the Fund of borrowings, expressed as a percentage of the Fund’s net assets as of June 30, 2023, using the average interest rates in effect during the fiscal year ended June 30, 2023
(7)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.
(8)	The “Acquired Fund Fees and Expenses” are based on the expense ratios for the most recent fiscal year of the Underlying Funds (defined below) in which the Fund has invested, which may change substantially over time and, therefore, significantly affect “Acquired fund fees and expenses.” These amounts are based on the total expense ratio disclosed in each Underlying Fund’s most recent shareholder report. Some of the Underlying Funds in which the Fund invests (or may invest) charge incentive fees based on the Underlying Funds’ performance. The 0.29% shown as “Acquired Fund Fees and Expenses” reflects the operating expenses of the Underlying Funds and transaction-related fees. Certain Underlying Funds in which the Fund invests (or may invest) generally charge a management fee of 1.00% to 2.00% and may charge up to a 17.50% incentive fee on income and/or capital gains, which are included in “Acquired Fund Fees and Expenses,” as applicable. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance based fees or allocations paid by the Underlying Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Underlying Funds. Future Underlying Funds’ fees and expenses may be substantially higher or lower because certain fees may be based on the performance of the Underlying Funds, which may fluctuate over time. Acquired Fund Fees and Expenses are borne indirectly by the Fund, but they are not reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights.

Annual Report | June 30, 2023	63

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

(9)	The example should not be considered a representation of future expenses and includes the expenses of the offering. The example assumes that the estimated “Other Expenses” set forth in the table are accurate, that all dividends and distributions are reinvested at the Common Share net asset value (“NAV”) and that the Fund is engaged in leverage of 35% of Managed Assets. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

The purpose of the table and the example above is to help investors understand the fees and expenses that they, as Common Shareholders, would bear directly or indirectly.

Investment Objectives

There have been no changes in the Fund’s investment objectives since the prior disclosure date that have not been approved by shareholders.

The Fund’s investment objective is current income and overall total return.

Principal Investment Strategies and Policies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

The Fund seeks to achieve its investment objective by allocating its Managed Assets between the three principal strategies described below. The Adviser determines the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations.

Tactical Closed-End Fund Income Strategy. This strategy seeks to (i) generate returns through investments in closed-end funds (“CEFs”), special purpose acquisition companies (“SPACs”), exchange-traded funds (“ETFs”) and business development companies (“BDCs,” and, together with the Fund’s investments in CEFs, SPACs and ETFs, the “Underlying Funds”) that invest primarily in income-producing securities, and (ii) derive value from the discount and premium spreads associated with CEFs. All Underlying Funds in which the Fund invests are registered under the Securities Act of 1933, as amended (the “Securities Act”).

Under normal market conditions: (i) no more than 20% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy is invested in “equity” Underlying Funds; (ii) no more than 60% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy is invested in below investment grade (also known as “high yield” and “junk”) and “senior loan” Underlying Funds; and (iii) no more than 25% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy is invested in “emerging market income” Underlying Funds. The Fund will also limit its investments in CEFs (including BDCs) that have been in operation for less than one year to no more than 10% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy. The Fund will not invest in inverse ETFs or leveraged ETFs. The types of Underlying Funds referenced in this paragraph are categorized in accordance with the fund categories established and maintained by Morningstar, Inc. The investment parameters stated above (and elsewhere in this disclosure) apply only at the time of purchase. The Fund’s shareholders indirectly bear the expenses, including the management fees, of the Underlying Funds.

64	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

The Underlying Funds in which the Adviser seeks to invest will generally focus on a broad range of fixed income securities or sectors, including Underlying Funds that invest in the following securities or sectors: convertible securities, preferred stocks, high yield securities, exchange-traded notes, structured notes, dividend strategies, covered call option strategies, real estate-related investments, energy, utility and other income-oriented strategies. In addition, the Fund may invest directly in debt securities issued by certain credit-oriented, unlisted Underlying Funds, including BDCs, identified by the Adviser in its due diligence process (“Private Debt”). The Adviser believes investments in Private Debt can provide the Fund with the opportunity to obtain more favorable terms than similar publicly traded debt investments with similar risk profiles.

The Fund may invest in Underlying Funds that invest in securities that are rated below investment grade, including those receiving the lowest ratings from S&P® Global Ratings Services (“S&P”), Fitch Ratings, a part of the Fitch Group (“Fitch”), or Moody’s Investor Services, Inc. (“Moody’s”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser or the Subadviser to be of comparable credit quality, which indicates that the security is in default or has little prospect for full recovery of principal or interest. Below investment grade securities are commonly referred to as “junk” and “high yield” securities. Below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default.

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

Under normal circumstances, the Fund intends to maintain long positions in Underlying Funds and other portfolio securities; however, the Fund may at times establish hedging positions. Hedging positions may include short sales and derivatives, such as options, futures and swaps (“Hedging Positions”). Under normal market conditions, no more than 30% of the Fund’s Managed Assets is in Hedging Positions (as determined based on the market value of such Hedging Positions).

A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. The Fund will not engage in any short sales of securities issued by CEFs and BDCs. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

Annual Report | June 30, 2023	65

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Under the Tactical Closed-End Fund Income Strategy, the Fund also may attempt to enhance the return on the cash portion of its portfolio by investing in total return swap agreements. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty. The Fund may use its own NAV or any other reference asset that the Adviser chooses as the underlying asset in a total return swap. The Fund will limit the notional amount of all total return swaps in the aggregate to 15% of the Fund’s Managed Assets. Using the Fund’s own NAV as the underlying asset in the total return swap serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings. This type of total return swap would provide the Fund with a return based on its NAV. Like any total return swap, the Fund would be subject to counterparty risk and the risk that its own NAV declines in value.

The Fund anticipates that its SPAC investments will be primarily composed of: (i) units issued by SPACs comprised of common stock and warrants to purchase common stock; (ii) common stock issued by SPACs, including “founder” shares; and (iii) warrants to purchase common stock, including “founder” warrants. In addition, the Fund’s SPAC investments could also consist of debt instruments issued by SPACs; securities of other investment companies that primarily invest in SPACs; and securities of SPACs that have completed a business combination transaction with an operating company within the last two calendar years.

The Fund’s SPAC investments may be obtained (among other means) through initial public offerings (“IPOs”) of SPACs; secondary market transactions; private placements, including private investment in public equity (“PIPE”) transactions and investments in vehicles formed by SPAC sponsors to hold founder shares and founder warrants; and/or forward purchase agreements pursuant to which investors commit to purchasing a SPAC’s securities to the extent the SPAC requires additional funding at the time of a business combination. Through its investments in SPACs, the Fund will seek to (i) obtain attractive risk-adjusted investment returns, and (ii) derive value from buying and selling SPAC securities to take advantage of pricing discrepancies in the SPAC market (e.g., the difference between the price of a SPAC security and the pro rata value of the SPAC’s trust account).

The SPACs in which the Adviser may invest may focus on a broad range of industries and sectors and may generally pursue initial business combinations in any business, industry or geographic location, including outside of the United States. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their securities’ prices.

Opportunistic Income Strategy. This strategy seeks to generate attractive risk-adjusted returns through investments in fixed income instruments and other investments, including agency and non-agency residential mortgage-backed and other asset-backed securities, corporate bonds, municipal bonds, and real estate investment trusts (“REITs”). At least 50% of the Managed Assets allocated to this strategy is invested in mortgage-backed securities.

Under this strategy, the Fund may invest in securities of any credit quality, including, without limit, securities that are rated below investment grade, except that the Fund invests at least 20% of the Managed Assets allocated to this strategy in securities rated investment grade (or unrated securities judged by the Subadviser to be of comparable quality). In addition, the Subadviser does not currently expect that the Fund will invest more than 15% of the Managed Assets allocated to this strategy in corporate debt securities (excluding mortgage-backed securities) or sovereign debt instruments rated below B-by Moody’s and below B3 by S&P or Fitch (or unrated securities determined by the Subadviser to be of comparable quality). The Fund’s investments in below investment grade securities under this strategy may include securities receiving the lowest ratings from S&P (i.e., D-), Fitch (i.e., D-) or Moody’s (i.e., C3), or comparably rated by another NRSRO or, if unrated, determined by the Adviser or Subadviser to be of comparable credit quality, which indicates that the security is in default or has little prospect for full recovery of principal or interest. Below investment grade securities are commonly referred to as “junk” and “high yield” securities. Below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default.

66	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

The Fund invests no more than 20% of its Managed Assets allocated to the Opportunistic Income Strategy in non-U.S. investments, including emerging market investments.

Investments under the Opportunistic Income Strategy may include, without limitation as to the Fund’s Managed Assets allocated to this strategy, mortgage-backed securities, including agency and non-agency residential mortgage-backed securities (“RMBS”). These RMBS investments have undergone extreme volatility over the past several years, driven primarily by high default rates and the securities being downgraded to “junk” status.

Investments under the Opportunistic Income Strategy may include mortgage- or asset-backed securities of any kind, including, by way of example, mortgage- or asset-related securities not subject to the credit support of the U.S. Government or any agency or instrumentality of the U.S. Government, including obligations backed or supported by sub-prime mortgages, which are subject to certain special risks.

Mortgage- or asset-backed securities may include, among other things, securities issued or guaranteed by the United States Government, its agencies, or its instrumentalities or sponsored corporations, or securities of domestic or foreign private issuers. Mortgage- or asset-backed securities may be issued or guaranteed by banks or other financial institutions, special-purpose vehicles established for such purpose, or private issuers, or by government agencies or instrumentalities. Privately issued mortgage- backed securities include any mortgage-backed security other than those issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities may include, without limitation, interests in pools of residential mortgages or commercial mortgages, and may relate to domestic or non-U.S. mortgages. Mortgage-backed securities include, but are not limited to, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs, mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, collateralized debt obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), and securitizations of various receivables, including, for example, credit card and automobile finance receivables. Certain mortgage-backed securities in which the Fund may invest may represent an inverse interest-only class of security for which the holders are entitled to receive no payments of principal and are entitled only to receive interest at a rate that will vary inversely with a specified index or reference rate, or a multiple thereof.

Annual Report | June 30, 2023	67

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

The Fund may purchase other types of debt securities and other income-producing investments of any kind, including, by way of example, U.S. Government securities; debt securities issued by domestic or foreign corporations; obligations of foreign sovereigns or their agencies or instrumentalities; equity, mortgage, or hybrid REIT securities; bank loans (including, among others, participations, assignments, senior loans, delayed funding loans and revolving credit facilities); municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government- sponsored enterprises.

Alternative Credit Strategy. This strategy may invest in a combination of: (i) investing in loans to SMEs; investing in notes or other pass-through obligations issued by an alternative credit platform (or an affiliate) representing the right to receive the principal and interest payments on an Alternative Credit investment (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); purchasing asset-backed securities representing ownership in a pool of Alternative Credit; (the foregoing listed investments are collectively referred to herein as the “Alternative Credit Instruments”).

The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. Unless the context suggests otherwise, all references to loans generally refer to Alternative Credit. Alternative Credit Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). The Alternative Credit Instruments in which the Fund may invest may have varying degrees of credit risk. There can be no assurance that payments due on underlying Alternative Credit investments will be made. At any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

68	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

The Adviser believes that the recent and continuing growth of the online and mobile alternative credit industry has created a relatively untapped and attractive investment opportunity, with the potential for large returns. The Adviser seeks to capitalize on this opportunity by participating in the evolution of this industry, which has served as an alternative to, and has begun to take market share from, the more traditional lending operations of large commercial banks. The ability of borrowers to obtain loans through alternative credit with interest rates that may be lower than those otherwise available to them (or to obtain loans that would otherwise be unavailable to them) has contributed to the significant rise of the use of Alternative Credit. At the same time, alternative credit has also enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer attractive returns. In selecting the Fund’s Alternative Credit investments, the Adviser employs a bottom-up approach to evaluate the expected returns of loans by loan segment (e.g., consumer, SME and student loans) and by platform origination (as discussed below), as well as a top-down approach to seek to identify investment opportunities across the various segments of the alternative credit industry. In doing so, the Adviser conducts an analysis of each segment’s anticipated returns relative to its associated risks, which takes into consideration for each segment duration, scheduled amortization, seniority of the claim of the loan, prepayment terms and prepayment expectations, current coupons and trends in coupon pricing, origination fees, servicing fees and anticipated losses based on historical performance of similar credit instruments. The Adviser then seeks to allocate Fund assets to the segments identified as being the most attractive on a risk-adjusted return basis. Within each segment, the Adviser conducts a platform-specific analysis, as opposed to a loan-specific analysis, and, as such, the Adviser’s investment process does not result in a review of each individual Alternative Credit investment to which the Fund has investment exposure. Instead, the Adviser generally seeks loans that have originated from platforms that have met the Adviser’s minimum requirements related to, among other things, loan default history and overall borrower credit quality. In this regard, the Adviser engages in ongoing due diligence process of each platform to assess, among other things, the viability of the platform to sustain its business for the foreseeable future; whether the platform has the appropriate expertise, ability and operational systems to conduct its business; the financial condition and outlook of the platform; and the platform’s ability to manage regulatory, business and operational risk. In conducting such due diligence, the Adviser has access to, and reviews, the platform’s credit models as well. As part of the foregoing due diligence efforts, the Adviser monitors on an ongoing basis the underwriting quality of each platform through which it invests in Alternative Credit, including (i) an analysis of the historical and ongoing “loan tapes” that includes loan underwriting data and actual payment experience for all individual loans originated by the platform since inception that are comparable to the loans purchased, or to be purchased, by the Fund, (ii) reviews of the credit model used in the platform’s underwriting processes, including with respect to the assignment of credit grades by the platform to its Alternative Credit and the reconciliation of the underlying data used in the model, (iii) an assessment of any issues identified in the underwriting of the Alternative Credit and the resulting remediation efforts of the platform to address such issues, and (iv) a validation process to confirm that loans purchased by the Fund conform with the terms and conditions of any applicable purchase agreement entered into with the platform. Although the Adviser does not review each individual Alternative Credit investment prior to investment, it is able to impose minimum quantitative and qualitative criteria on the loans in which it will invest by limiting the Fund’s loans to the loan segments and platforms selected by the Adviser, as noted above. In effect, the Adviser adopts the minimum investment criteria inherent in a loan segment or imposed by a platform that it has identified as having the appropriate characteristics for investment. Furthermore, each platform assigns the Alternative Credit it originates a platform-specific credit grade reflecting the potential risk-adjusted return of the loan, which may be based on various factors such as: (i) the term, interest rate and other characteristics of the loans; (ii) the location of the borrowers; (iii) if applicable, the purpose of the loans within the platform (e.g., consumer, SME or student loans); and (iv) the credit and risk profile of the borrowers, including, without limitation (to the extent applicable based on the type of loan), the borrower’s annual income, debt-to-income ratio, credit score (e.g., FICO score), delinquency rate and liens. In purchasing Alternative Credit from a platform, the Fund provides the applicable platform with instructions as to which platform credit grades are eligible for purchase (or, conversely, which platform credit grades are ineligible for Fund purchase). The Adviser performs an ongoing analysis of each of the criteria within a platform’s credit grades to determine historical and predicted prepayment, charge-off, delinquency and recovery rates acceptable to the Adviser. While, under normal circumstances, the Adviser does not provide instructions to the platforms as to any individual criterion used to determine platform-specific grades prior to purchasing Alternative Credit (except as noted below), the Adviser does retain the flexibility to provide more specific instructions (e.g., term; interest rate; geographic location of borrower) if the Adviser believes that investment circumstances dictate any such further instructions. Specifically, the Adviser instructs platforms that the Fund will not purchase any Alternative Credit that are of “subprime quality” (as determined at the time of investment). Although there is no specific legal or market definition of subprime quality, it is generally understood in the industry to signify that there is a material likelihood that the loan will not be repaid in full. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. In determining whether an SME loan is of subprime quality, the Adviser generally looks to a number of borrower-specific factors, which will include the payment history of the borrower and, as available, financial statements, tax returns and sales data. The Adviser will not invest the Fund’s assets in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Alternative Credit investment data provided by such platform relevant to determining the existence and valuation of such Alternative Credit investment and utilized in the accounting of the loans (i.e., in order to select a platform, the Adviser must assess that it believes all relevant loan data for all loans purchased from the platform is included and correct). The Adviser significantly relies on borrower credit information provided by the platforms through which they make the Fund’s investments. In addition, the Adviser has adopted various protections for itself, including a business continuity plan which provides procedures related to the recovery and restoration of its business, particularly with respect to any critical functions and systems of the Adviser, following an interruption in service or disaster.

Annual Report | June 30, 2023	69

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

In addition to the foregoing principal investment strategies of the Fund, the Adviser also may allocate the Fund’s Managed Assets among cash and short-term investments. There are no limits on the Fund’s portfolio turnover, and the Fund may buy and sell securities to take advantage of potential short-term trading opportunities without regard to length of time and when the Adviser or Subadviser believes investment considerations warrant such action.

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the common shareholders. The Fund’s investment objective and certain investment restrictions specifically identified as such in the Fund’s Statement of Additional Information are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class.

Use of Leverage

The Fund may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. The Adviser determines whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. On April 1, 2022, the Fund entered into an amended $50,000,000 secured, revolving, evergreen credit facility with U.S. Bank National Association (the “USB Facility), which was terminated on October 14, 2022. As of June 30, 2023, the Fund had no outstanding principal amount of borrowings outstanding.

70	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

As of June 30, 2023, the Fund had outstanding 2,400,000 shares of Series A Preferred Stock, and 2,400,000 shares of Series B Preferred Stock. As of the same date, the average liquidation preference of the Series A Preferred stock, and Series B Preferred stock was $60,000,000. The Series A Preferred Stock and Series B Preferred Stock rank senior in right of payment to the Common. The Fund’s issuance of preferred shares is not treated as leverage for financial reporting purposes.

Issuance of common shares will enable the Fund to increase the aggregate amount of its leverage. The Fund may achieve such increase in leverage through additional borrowings and/or the issuance of Preferred Shares and/or debt securities. However, there is no assurance that the Fund will increase the amount of its leverage or utilize leverage in addition to the credit facility or that, if additional leverage is utilized, it will be successful in enhancing the level of the Fund’s current distributions. It is possible that the Fund will be unable to obtain additional leverage. If the Fund is unable to increase its leverage after the issuance of additional common shares, there could be an adverse impact on the return to common shareholders. In addition, to the extent additional leverage is utilized, the Fund may consequently be subject to certain financial covenants and restrictions that are not currently imposed on the Fund. The Fund’s common shares are likely to be junior in liquidation and distribution rights to amounts owed pursuant to any additional leverage instruments that may be utilized by the Fund in the future.

The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

The Fund also invests in reverse repurchase agreements, total return swaps and derivatives or other transactions with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act. These additional transactions will not cause the Fund to pay higher advisory or administration fee rates than it would pay in the absence of such transactions. However, these transactions entail additional expenses (e.g., transaction costs) which are borne by the Fund.

The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, returns will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, returns will be less than if leverage had not been used. The use of leverage magnifies gains and losses to common shareholders. Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the common shares than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Preferred Shares. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem shares, from time to time, to maintain coverage of any Preferred Shares of at least 200%. Normally, common shareholders will elect the directors of the Fund except that the holders of any Preferred Shares will elect two directors. In the event the Fund failed to pay dividends on its Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the directors until the dividends are paid.

Annual Report | June 30, 2023	71

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Due to the Fund’s issuance of Series A and Series B Preferred Stock, for tax purposes, the Fund is required to allocate net capital gain and other taxable income, if any, between the Common Shares and shares of the Series A and Series B Preferred Stock in proportion to the total dividends paid to each class for the year in which the net capital gain or other taxable income was realized.

Effects of Leverage. Assuming the utilization of leverage through the issuance of Preferred Shares by the Fund in the aggregate amount of approximately 54.38% of the Fund’s net assets, at a weighted average interest rate or payment rate of 4.56% payable on such leverage, the return generated by the Fund’s portfolio (net of estimated non-leveraged expenses) must exceed 1.61% in order to cover such interest or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates for illustration. Actual interest or payment rates on the leverage utilized by the Fund will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return assuming investment portfolio returns (comprised of income and changes in the value of securities held in the Fund’s portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-17.92%	-10.20%	-2.48%	5.24%	12.96%

Total return is composed of two elements—the dividends on shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

72	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser (and from the Adviser to the Subadviser) for investment management services (and subadvisory services) is higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and common shareholders, on the other. Also, because the leverage costs are borne by the Fund at a specified interest rate, only the Fund’s common shareholders bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Market and Net Asset Value Information

The Fund’s Common Shares are listed on the NYSE under the symbol “OPP.” The Fund’s Common Shares commenced trading on the NYSE in September 2016.

The Fund’s Common Shares have traded both at a premium and a discount to NAV, but historically have traded at a discount. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of Common Shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table shows, for each fiscal quarter since the quarter ended June 30, 2021: (i) high and low NAVs per Common Share, (ii) the high and low sale prices per Common Share, as reported as of the close of trading on the NYSE in the consolidated transaction reporting system, and (iii) the percentage by which the Common Shares traded at a premium over, or discount from, the high and low NAVs per Common Share (using the closing market price of each trading date compared to that day’s NAV per Common Share). The Fund’s NAV per Common Share is determined on a daily basis.

Annual Report | June 30, 2023	73

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

	MARKET PRICE		NET ASSET VALUE		PREMIUM/(DISCOUNT) TO NET ASSET VALUE
Quarter Ended	High	Low	High	Low	High	Low
June 30, 2021	$15.95	$14.86	$15.40	$15.22	3.57%	-2.37%
September 30, 2021	$16.32	$14.55	$15.24	$14.85	7.09%	-2.02%
December 31, 2021	$15.58	$14.04	$14.77	$14.19	5.48%	-1.06%
March 31, 2022	$14.77	$12.20	$14.10	$12.80	4.75%	-4.69%
June 30, 2022	$12.97	$9.71	$12.90	$11.31	0.54%	-14.15%
September 30, 2022	$12.01	$9.20	$11.35	$10.14	5.81%	-9.27%
December 31, 2022	$9.77	$8.54	$10.27	$9.80	-4.87%	-12.86%
March 31, 2023	$9.24	$8.23	$10.18	$9.80	-9.23%	-16.02%
June 30, 2023	$8.58	$8.08	$9.86	$9.64	-12.98%	-16.23%

Risk Factors

Investing in the Fund involves certain risks relating to its structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this report, before deciding whether to make an investment in the Fund. An investment in the Fund may not be appropriate for all investors, and an investment in the Common Shares of the Fund should not be considered a complete investment program.

The risks set forth below are not the only risks of the Fund, and the Fund may face other risks that have not yet been identified, which are not currently deemed material or which are not yet predictable. If any of the following risks occur, the Fund’s financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its securities could decline, and you may lose all or part of your investment.

Certain risk factors included below have been updated since the prior disclosure date to reflect certain non-material updates.

Investment-Related Risks:

With the exception of Underlying Fund risk (and except as otherwise noted below), the following risks apply to the direct investments the Fund may make, and generally apply to the Fund’s investments in Underlying Funds. That said, each risk described below may not apply to each Underlying Fund.

Investment and Market Risks. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. The value of the Fund or the Underlying Funds, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the NAV of the Fund or the Underlying Funds. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets. An investment in the Fund may at any point in time be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

74	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Management Risks. The Adviser’s and the Subadviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s or the Subadviser’s judgment, as applicable, will produce the desired results.

Fixed Income Securities Risks. The Fund and the Underlying Funds may invest in fixed income securities. Fixed income securities generally represent the obligation of an issuer to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s or an Underlying Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk” bonds. The Fund and the Underlying Funds may invest in fixed income securities of any credit quality, maturity or duration. Fixed income securities risks include components of the following additional risks (in addition to those described elsewhere):

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage, reduced demand for the issuer’s goods and services, historical and projected earnings, and the value of its assets. Changes in an issuer’s credit ratings or the market’s perception of an issuer’s creditworthiness may also affect the value of the fund’s investment in that issuer.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to a fund. The Fund and the Underlying Funds in which it invests may invest in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

High Yield Securities/Junk Bond Risk. The Fund and the Underlying Funds may invest in high yield securities, also known as “junk bonds.” High yield securities are not considered to be investment grade. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of a fund to sell high yield securities at the price at which it is being valued for purposes of calculating NAV.

Interest Rate Risk. The Fund’s or an Underlying Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s or an Underlying Fund’s investments generally will decline. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. A rise in interest rates may negatively impact the Fund’s or the Underlying Fund’s future income relating to leverage, as the Fund will be required to earn more income on its investments to recoup any increased costs of leverage.

Annual Report | June 30, 2023	75

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Interest rates in the United States and many other countries have risen in recent periods and may continue to rise in the future. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions, as evidenced by the bank run on the Silicon Valley Bank Financial Group (“SVB”) causing it to be placed into receivership. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund (or an Investment Fund) will not be able to manage this risk effectively. It is yet to be determined how the bank run on SVB will fully impact the overall performance of the Fund or one or more of its portfolio investments and how similar events may affect the ability of the Fund to execute its investment strategy.

LIBOR Risk. Certain of the Fund's or Underlying Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates. In July of 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR at the end of 2021. Most LIBOR settings are no longer published as of December 31, 2021. Overnight and 12-month U.S. dollar LIBOR settings permanently ceased after publication on June 30, 2021. 1-, 3- and 6-month U.S. dollar LIBOR settings will continue to be published using a synthetic methodology until September 2024. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund’s or an Underlying Fund’s performance or NAV.

SOFR Risk. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates. The inclusion of SOFR Risk is a change since the prior disclosure date.

76	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Mortgage-Backed Securities Risks. Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The Fund invests in mortgage-backed securities and is subject to the following risks:

Credit and Market Risks of Mortgage-Backed Securities. The mortgage loans or the guarantees underlying mortgage-backed securities may default or otherwise fail leading to non-payment of interest and principal.

Prepayment and Extension Risk of Mortgage-Backed Securities: In times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund will have to replace them with securities having a lower yield. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate-term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Illiquidity Risk of Mortgage-Backed Securities and Mortgage Markets. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market. The mortgage markets are facing additional economic pressures such as the devaluation of the underlying collateral, increased loan underwriting standards which limits the number of real estate purchasers, and excess supply of properties in certain geographic regions, which puts additional downward pressure on the value of real estate in these regions.

Annual Report | June 30, 2023	77

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Commercial Mortgage-Backed Securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities, which utilize estimates of future economic conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. CMOs issued by private entities are not guaranteed by any government agency; if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

Residual and Equity Tranches. Investments in lower tranches of a mortgage-related security are especially sensitive to the rate of defaults in the collateral pool. The Fund’s exposure to lower tranches of non-agency mortgage-backed securities may be greater than those set out in the Fund’s investment limits as a result of any investments in such securities by the Underlying Funds in which the Fund invests.

Adjustable Rate Mortgages. Adjustable rate mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities.

Interest and Principal Only Securities Risk. The Fund may invest in “stripped mortgage-backed securities,” which pay to one class all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

Mortgage Market/Sub-Prime Risk. The residential mortgage market in the United States has experienced difficulties that, when present, may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime loans, which refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans, and second-lien mortgage loans), and a decline in or flattening of housing values (as has been experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. During periods of market difficulties reduced investor demand and increased investor yield requirements have at times caused limited liquidity in the secondary market for mortgage-related securities, reducing the value of such securities.

78	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Corporate Debt Securities Risk. The Fund and Underlying Funds may invest in corporate debt securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment, meaning that issuers might not make payments on subordinated securities while continuing to make payments on senior securities or, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Credit and Below Investment Grade Securities Risks. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it and the Underlying Funds may invest in below investment grade securities (“junk” and “high yield” securities). Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security.

Tactical Municipal Closed-End Fund Strategy Risk. The Fund invests in CEFs as a principal part of the Tactical Municipal Closed-End Fund Strategy. The Fund may invest in shares of CEFs that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any CEF purchased by the Fund will ever decrease.

In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such CEFs, thereby adversely affecting the NAV of the Fund’s Common Shares. Similarly, there can be no assurance that any shares of a CEF purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

The Fund may invest in BDCs as a principal part of the Tactical Closed-End Fund Strategy. BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

Annual Report | June 30, 2023	79

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Underlying Fund Risks. The expenses of the Fund will generally be higher than the direct expenses of other fund shares because the Fund indirectly bears fees and expenses charged by the Underlying Funds in which it invests, and the Fund may also incur brokerage costs when it purchases shares of Underlying Funds. Additionally, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Fund’s NAV will fluctuate in response to changes in the NAVs of the Underlying Funds in which it invests and will be particularly sensitive to the risks associated with each of the Underlying Funds. Shareholders will bear additional layers of fees and expenses with respect to the Fund’s investments in Underlying Funds because each of the Fund and the Underlying Fund will charge fees and incur separate expenses, which may be magnified if the Underlying Funds use leverage.

The Fund’s investments in Underlying Funds may be restricted by certain provisions of the 1940 Act. Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. Under Section 12(d)(1)(C) of the 1940 Act, the Fund, together with any other investment companies for which the Adviser acts as an investment adviser, may not, in the aggregate, own more than 10% of the total outstanding voting stock of a registered closed-end investment company. Section 12(d)(1)(F) of the 1940 Act provides that the limitations of Section 12(d)(1) described above shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges. In addition, Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”), effective as of January 19, 2022, permits the Fund to invest in Underlying Funds beyond the limitations of Section 12(d)(1) described above, subject to various conditions, including that the Fund enter into an investment agreement with the Underlying Fund (which agreements may impose additional conditions on the Fund). In matters upon which the Fund is solicited to vote as a shareholder of an Underlying Fund, the Adviser may be required to vote Underlying Fund shares in the same proportion as shares held by other shareholders of the Underlying Fund.

SPAC Risks. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

80	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

The officers and directors of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.

Private Debt Risk. In addition to the general risks of all debt, private debt often may be illiquid and is typically not listed on an exchange and traded less actively than similar securities issued by public funds. For certain private debt, trading may only be possible through the assistance of the broker who originally brought the security to the market and has a relationship with the issuer. Due to the limited trading market, valuation of such debt might be more difficult.

Defaulted and Distressed Securities Risks. The Fund and the Underlying Funds may invest in defaulted and distressed securities. Defaulted or distressed issuers may be insolvent, in bankruptcy or undergoing some other form of financial restructuring. In the event of a default, the Fund or an Underlying Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, may be delayed, or there may be partial or no recovery of repayment. There is often a time lag between when the Fund and an Underlying Fund makes an investment and when the Fund and the Underlying Fund realizes the value of the investment.

Loan Risk. The Fund or an Underlying Fund’s investment in loans includes the risk that (i) if a fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to the fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and that the fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the fund to collect the principal and interest payments on that borrower’s loans or adversely affect the fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan; (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may be more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (ix) the fund’s investments in loans may be subject to increased liquidity and valuation risks, risks associated with collateral impairment or access, and risks associated with investing in unsecured loans; (x) opportunities to invest in loans or certain types of loans, such as senior loans, may be limited; (xi) transactions in loans may settle on a delayed basis, and the fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

Annual Report | June 30, 2023	81

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Asset-Backed Securities Risk. An investment in asset-backed securities involves the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of assets (tangible or intangible) underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund.

Illiquid Securities Risks. The Fund and the Underlying Funds may invest in illiquid securities. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by a fund. Illiquid securities also may be difficult to value or be more volatile investments.

Micro-, Small- and Medium-Sized Company Risks. The Fund, and the Underlying Funds in which it invests, may invest in securities without regard to market capitalization. Investments in securities of micro-, small- and medium-sized companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies also often trade in lower volumes, have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Since these stocks are often less well known, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Micro-, small- and medium-sized companies’ performance can be more volatile and the companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. The risks are intensified for investments in micro-cap companies.

Collateralized Debt Obligations Risk. The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations and other CDOs are privately offered and may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser or Subadviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

82	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

REIT Risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The value of equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while the value of mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. By investing in REITs directly or indirectly through the Underlying Funds, the Fund indirectly bears its proportionate share of the expenses of the REITs, which are not included in the Fund’s expense table as acquired fund fees and expenses.

Equity Securities Risk. Underlying Funds may invest in equity securities, which are subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the Underlying Funds have exposure. Equity securities typically have greater price volatility than fixed-income securities. The market price of equity securities owned by Underlying Funds may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Preferred Stock Risk. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on U.S. preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Declining common stock values may also cause the value of the Fund’s investments in preferred stocks to decline.

Warrants Risks. The Fund and the Underlying Funds may invest in warrants. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Annual Report | June 30, 2023	83

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Derivatives Risks. The Fund and the Underlying Funds may enter into derivatives which have risks different from those associated with the Fund’s other investments. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund or an Underlying Fund. The Fund or an Underlying Fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market. Except with respect to the Fund’s investments in total return swaps, the Fund expects its use of derivative instruments will be for hedging purposes. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses. The Fund and the Underlying Funds also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by such fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund or an Underlying Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Options and Futures Risks. Options and futures contracts may be more volatile than investments made directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund may not be able to close out a transaction without incurring substantial losses. Although a fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, it will tend to limit any potential gain to a fund that might result from an increase in value of the position.

Swap Risks. The Fund and the Underlying Funds may enter into various swap agreements. Swap agreements are subject to interest rate risks; credit risks; the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. Each of these could cause the Fund to incur losses and fail to obtain its investment objective.

Short Sale Risks. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. Positions in shorted securities are speculative and riskier than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk, will also result in higher transaction costs and may result in higher taxes.

Reverse Repurchase Agreements Risks. The use by the Fund of reverse repurchase agreements involves many of the same risks associated with the Fund’s use of bank borrowings since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase, and that the securities may not be returned to the Fund. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

84	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Foreign Investing Risk. Investments in foreign securities may be affected by currency controls and exchange rates, different accounting, auditing, financial reporting, and legal standards and practices; expropriation, changes in tax policy, greater market volatility, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging or developing countries.

Currency Risk. To the extent that the Fund invests in securities denominated in, and/or receiving revenues in, foreign currencies, it will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Sovereign Debt Obligation Risk. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund and the Underlying Funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. Sovereign debt obligations are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Annual Report | June 30, 2023	85

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

U.S. Government Securities Risk. The Fund and the Underlying Funds may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government or its agencies, instrumentalities or government-sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the instrumentality. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund or an Underlying Fund does not imply that the Fund’s or the Underlying Fund’s shares are guaranteed or that the price of the Fund’s or the Underlying Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. government. If a U.S. government agency or instrumentality in which the Fund or an Underlying Fund invests defaults, and the U.S. government does not stand behind the obligation, the Fund’s or an Underlying Fund’s share price or yield could fall. Securities of certain U.S. government sponsored entities are neither issued nor guaranteed by the U.S. government. All U.S. government obligations are subject to interest rate risk.

Municipal Securities Risk. Municipal securities are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal securities may be called or redeemed prior to their stated maturity. Lower-quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds. In addition, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds and municipal securities may be less liquid than such securities. Special factors, such as legislative changes and local and business developments, may adversely affect the yield and/or value of the Fund’s or Underlying Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity and the rating of the issue. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as cost burdens are reallocated among federal, state and local governments. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled.

Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. To the extent that the fixed income portion of the Fund’s portfolio includes structured notes, the Fund may be more volatile. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may suffer a loss of principal.

Rating Agency Risk. Ratings represent an NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

86	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Legislation and Regulatory Risks. At any time, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Market Disruption, Geopolitical and Climate Change Risks. The Fund and Underlying Funds may be adversely affected by uncertainties and events around the world, such as terrorism, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. Assets of issuers, including those held in the Fund’s or an Underlying Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism.

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments.

Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State's or municipality's infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State's or municipality's financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

These losses could adversely affect the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of municipal securities. Since property and security values are driven largely by buyers' perceptions, it is difficult to know the time period over which these market effects might unfold. Since the prior disclosure date, the Fund has added the risk and disclosures related to climate change.

Annual Report | June 30, 2023	87

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Pandemic Risk. In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. The outbreak of COVID-19 and its variants resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. This outbreak negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Defensive Measures. The Fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Adviser or Subadviser. During these periods, the Fund may not be pursuing its investment objectives.

Alternative Credit and Pass-Through Notes Risk. Alternative Credit Instruments are generally not rated and constitute a highly risky and speculative investment, similar to an investment in “junk” bonds. There can be no assurance that payments due on underlying Alternative Credit investments will be made. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment. A substantial portion of the Alternative Credit in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Alternative Credit. With respect to Alternative Credit secured by collateral, there can be no assurance that the liquidation of any such collateral would satisfy a borrower’s obligation in the event of a default under its Alternative Credit. Furthermore, Alternative Credit may not contain any cross-default or similar provisions. A cross-default provision makes a default under certain debt of a borrower an automatic default on other debt of that borrower. The effect of this can be to allow other creditors to move more quickly to claim any assets of the borrower. To the extent an Alternative Credit investment does not contain a cross-default provision, the loan will not be placed automatically in default upon that borrower’s default on any of the borrower’s other debt obligations, unless there are relevant independent grounds for a default on the loan. In addition, the Alternative Credit investment will not be referred to a third-party collection agency for collection because of a borrower’s default on debt obligations other than the Alternative Credit investment. If a borrower first defaults on debt obligations other than the Alternative Credit investment, the creditors to such other debt obligations may seize the borrower’s assets or pursue other legal action against the borrower, which may adversely impact the ability to recoup any principal and interest payments on the Alternative Credit investment if the borrower subsequently defaults on the loan. In addition, an operator of a platform is generally not required to repurchase Alternative Credit investments from a lender except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower. Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on an Alternative Credit investment after bankruptcy status is declared depends on the borrower’s particular financial situation and the determination of the court. It is possible that the borrower’s liability on the Alternative Credit investment will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured Alternative Credit investment, unsecured creditors will receive only a fraction of any amount outstanding on their loan, if anything at all. As Pass- Through Notes generally are pass-through obligations of the operators of the lending platforms and are not direct obligations of the borrowers under the underlying Alternative Credit investment originated by such platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Alternative Credit investment timely make all payments due from them. Although some operators have chosen to address operator insolvency risk by organizing special purpose subsidiaries to issue the Pass-Through Notes, there can no assurance that any such subsidiary would not be consolidated into the operator’s bankruptcy estate should the operator become subject to bankruptcy proceedings. In such event, the holders of the Pass-Through Notes would remain subject to all the risks associated with an operator insolvency. In addition, Pass-Through Notes are non-recourse obligations (except to the extent that the operator receives payments from the borrower on the loan). Accordingly, lenders assume all the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments. There may be a delay between the time the Fund commits to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Alternative Credit Instruments. Because the funds committed to an investment in Pass-Through Notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment

88	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Platform Concentration Risk. The Fund may invest 25% or more of its Managed Assets in Alternative Credit originated from one or a limited number of platform(s). A concentration in select platforms may subject the Fund to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms. The Fund may be more susceptible to adverse events affecting such platforms, particularly if such platforms were unable to sustain their current lending models. In addition, many platforms and/or their affiliated entities have incurred operating losses since their inception and may continue to incur net losses in the future. The Fund’s concentration in certain platforms may also expose it to increased risk of default and loss on the Alternative Credit in which it invests through such platforms if such platforms have, among other characteristics, lower borrower credit criteria or other minimum eligibility requirements, or have deficient procedures for conducting credit and interest rate analyses as part of their loan origination processes, relative to other platforms. In addition, the fewer platforms through which the Fund invests, the greater the risks associated with those platforms changing their arrangements will become. For instance, the platforms may change their underwriting and credit models, borrower acquisition channels and quality of debt collection procedures in ways which may make the loans originated through such platforms unsuitable for investment by the Fund. Moreover, a platform may become involved in a lawsuit, which may adversely impact that platform’s performance and reputation and, in turn, the Fund’s portfolio performance. -55- An investor may become dissatisfied with a platform’s marketplace if a loan underlying its investment is not repaid and it does not receive full payment. As a result, such platform’s reputation may suffer and the platform may lose investor confidence, which could adversely affect investor participation on the platform’s marketplace.

Annual Report | June 30, 2023	89

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Platform Reliance Risk. The Fund is dependent on the continued success of the platforms that originate the Fund’s Alternative Credit Instruments and the Fund materially depends on such platforms for loan data and the origination, sourcing and servicing of Alternative Credit investments. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., Alternative Credit originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies. In order to sustain its business, platforms and their affiliated entities may be dependent in large part on their ability to raise additional capital to fund their operations. If a platform and its affiliated entities are unable to raise additional funding, they may be unable to continue their operations. The Fund may have limited knowledge about the underlying Alternative Credit in which it invests and will be dependent upon the platform originating such loans for information on the loans. Some investors of Alternative Credit Instruments, including the Fund, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each Alternative Credit investment and borrower. Each of the platforms from which the Fund will purchase Alternative Credit Instruments retains an independent auditor to conduct audits on a routine basis.

Structural Risks:

Market Discount. Common stock of CEFs frequently trades at a discount from its NAV. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Fund’s Common Shares may trade at a price that is less than the initial offering price. This risk would also apply to the Fund’s investments in CEFs.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to two different strategies, which could cause the Fund to underperform funds that do not limit their investments to these two strategies during periods when these strategies underperform other types of investments.

Multi-Manager Risk. The Adviser and the Subadviser’s investment styles may not always be complementary, which could adversely affect the performance of the Fund. The Adviser and the Subadviser may, at any time, take positions that in effect may be opposite of positions taken by each other, incurring brokerage and other transaction costs without accomplishing any net investment results. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher trading costs and tax consequences associated with portfolio turnover that may adversely affect the Fund’s performance. Further, if the Subadviser is not retained, Fund performance will become dependent on the Adviser or a new subadviser successfully implementing the municipal bond income strategy, which might have adverse effect on an investment in the Fund.

90	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Asset Allocation Risk. To the extent that the Adviser’s asset allocation between the Fund’s principal investment strategies may fail to produce the intended result, the Fund’s return may suffer. Additionally, the potentially active asset allocation style of the Fund may lead to changing allocations over time and represent a risk to investors who target fixed asset allocations.

Leverage Risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The leverage costs may be greater than the Fund’s return on the underlying investments made from the proceeds of leverage. The Fund’s leveraging strategy may not be successful. Leverage risk would also apply to the Fund’s investments in Underlying Funds to the extent an Underlying Fund uses leverage. To the extent the Fund uses leverage and invests in Underlying Funds that also use leverage, the risks associated with leverage will be magnified, potentially significantly.

Potential Conflicts of Interest Risk. The Adviser and the Subadviser each manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund, and, as a result may face conflict of interests regarding the implementation of the Fund’s strategy and allocation between funds and accounts. This may limit the Fund’s ability to take full advantage of the investment opportunity or affect the market price of the investment. Each party may also have incentives to favor one account over another due to different fees paid to such accounts. While each party has adopted policies and procedures that address these potential conflicts of interest, there is no guarantee that the policies will be successful in mitigating the conflicts of interest that arise. In addition, the Fund’s use of leverage will increase the amount of the fees paid to the Adviser and Subadviser, creating a financial incentive to for the Adviser to leverage the Fund.

Stockholder Activism. The Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

Cybersecurity Risk. A cybersecurity breach may disrupt the business operations of the Fund or its service providers. A breach may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Anti-Takeover Provisions. Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status, including the adoption of a staggered Board of Directors and the supermajority voting requirements. These provisions could deprive the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV.

Annual Report | June 30, 2023	91

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Risks Associated with Additional Offerings. There are risks associated with offerings of additional common or preferred shares of the Fund. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future offerings of shares or do not purchase sufficient shares to maintain their percentage interest. In addition, the sale of shares in an offering may have an adverse effect on prices in the secondary market for the Fund’s shares by increasing the number of shares available, which may put downward pressure on the market price of the Fund’s Shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

In the event any additional series of fixed rate preferred shares are issued and such shares are intended to be listed on an exchange, prior application will have been made to list such shares. During an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed rate preferred shares may trade at a premium to or discount from liquidation value.

There are risks associated with an offering of Rights (in addition to the risks discussed herein related to the offering of shares and preferred shares). Shareholders who do not exercise their rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their rights. As a result of such an offering, a shareholder may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. In addition to the economic dilution described above, if a shareholder does not exercise all of their Rights, the shareholder will incur voting dilution as a result of the Rights offering. This voting dilution will occur because the shareholder will own a smaller proportionate interest in the Fund after the rights offering than prior to the Rights offering.

There is a risk that changes in market conditions may result in the underlying common shares or preferred shares purchasable upon exercise of Rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the Rights. If investors exercise only a portion of the rights, the number of shares issued may be reduced, and the shares may trade at less favorable prices than larger offerings for similar securities. Rights issued by the Fund may be transferable or non-transferable rights.

Secondary Market for the Common Shares. The issuance of shares of the Fund through the Fund’s dividend reinvestment plan (“Plan“) may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the Common Shares. When the shares are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding shares resulting from these offerings may put downward pressure on the market price for such shares.

92	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2023 (Unaudited)

Portfolio Manager Information

There have been no changes in the Fund’s portfolio managers or background since the prior disclosure date.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Annual Report | June 30, 2023	93

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2023 (Unaudited)

The following table provides information regarding each Director who is not an “interested person” of the Fund, as defined in the 1940 Act.

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Current term expires in 2024. Has served since 2016.	Founder, Special Counsel, Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to present).	11	Carillon Mutual Funds (16 funds) (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present); RiverNorth Capital and Income Fund, Inc. (1 fund) (2015 to present).

94	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2023 (Unaudited)

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
J. Wayne Hutchens (1944)	Director	Current term expires in 2025. Has served since 2018.	Currently retired; Trustee of the Denver Museum of Nature and Science (2000 to 2020); Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to 2020).	11	ALPS Series Trust (11 funds) (2012 to present); RiverNorth Funds (3 funds) (2021 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present); RiverNorth Capital and Income Fund, Inc. (1 fund) (2018 to present).

Annual Report | June 30, 2023	95

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2023 (Unaudited)

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Lisa B. Mougin (1972)	Director	Current term expires in 2024. Has served since 2022.	Chief Investment Officer of Capital Sisters International (a non-profit) (2023 to present); President & Chief Operating Officer of TIFIN (a fintech software company) (2020 to 2022); Senior Vice President of ALPS Fund Services, LLC (1998 to 2017).	8	RiverNorth Opportunities Fund, Inc. (1 fund) (2022 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2022 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2022 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2022 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2022 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present); RiverNorth Capital and Income Fund, Inc. (1 fund) (2022 to present).

96	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2023 (Unaudited)

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
David M. Swanson (1957)	Director	Current term expires in 2025. Has served since 2018.	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	11	Managed Portfolio Series (31 funds) (2011 to present); ALPS Variable Investment Trust (7 funds) (2006 to present); RiverNorth Funds (3 funds) (2018 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present); RiverNorth Capital and Income Fund, Inc. (1 fund) (2018 to present). Managed Portfolio Series (33 funds) (2011 to present);

1.	The mailing address of each Director is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

2.	For all Directors other than Ms. Mougin, the Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc. For Ms. Mougin, the Fund Complex consists of the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

Annual Report | June 30, 2023	97

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2023 (Unaudited)

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Patrick W. Galley[3] (1975)	Interested Director, Chairman and President	Current term expires in 2023. Has served since 2016.	Chief Executive Officer, RiverNorth Capital Management, LLC (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	11	RiverNorth Funds (3 funds) (2006 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present); RiverNorth Capital and Income Fund, Inc. (1 fund) (2015 to present).

98	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2023 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Jerry R. Raio (1964)[4]	Interested Director	Current term expires in 2023. Has served since 2018.	President, Arbor Lane Advisors, Inc. (Since 2018); Advisory Board Member of each of FLX Distribution, (2020 to present); Quantify Crypto (2021 to present); ETF Action (2022 to present); Qudos Technologies (2019 to 2022); Head of Capital Markets, ClickIPO (2018-2019); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	11	RiverNorth Funds (3 funds) (2022 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present); RiverNorth Capital and Income Fund, Inc. (1 fund) (2018 to present).

Annual Report | June 30, 2023	99

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2023 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite. Has served since inception.	President, RiverNorth Capital Management, LLC (since 2020); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present).	N/A	N/A
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite. Has served since inception.	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

1.	The mailing address of each Director and officer, unless otherwise noted, is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

2.	For all Directors other than Ms. Mougin, the Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund Inc. For Ms. Mougin, the Fund Complex consists of the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

3.	Patrick W. Galley is considered an “Interested” Director as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Fund and Chief Executive Officer and Chief Investment Officer of the Adviser.

4.	Jerry Raio is considered an “Interested” Director as defined in the Investment Company Act of 1940, as amended, because of his current position as an advisory board member of FLX Distribution, which the Adviser is an investor in and Mr. Galley is a Director of; and because of his prior position as Managing Director – Head of Retail Origination at Wells Fargo, which had previously served as a broker and principal underwriter for certain funds advised by the Adviser.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-888-848-7569.

100	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Additional Information	June 30, 2023 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 848-7569 and (2) from Form N-PX filed by the Fund with the SEC on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of the fiscal year on Part F of Form N-PORT. The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-PORT filing must be filed within 60 days of the end of the quarter. The Fund's Form N-PORT are available on the SEC's website at www.sec.gov. You may also obtain copies by calling the Fund at 1-888-848-7569.

UNAUDITED TAX INFORMATION

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2022 via Form 1099. The Fund will notify shareholders in early 2024 of amounts paid to them by the Fund, if any, during the calendar year 2023.

The RiverNorth Closed End Funds designated the following for federal income tax purposes for the year ended June 30, 2023:

	Foreign Taxes Paid	Foreign Source Income
RiverNorth Capital and Income Fund	$0	$0
RiverNorth Doubleline Strategic Opportunity Fund	$0	$0

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2022, the following percentage qualifies as 163(j) interest dividends:

RiverNorth Capital and Income Fund	64.68%
RiverNorth Doubleline Strategic Opportunity Fund	64.01%

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2022, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Capital and Income Fund	0.00%	0.00%
RiverNorth Doubleline Strategic Opportunity Fund	0.00%	0.00%

Annual Report | June 30, 2023	101

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Additional Information	June 30, 2023 (Unaudited)

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

102	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

Board of Directors

 Patrick W. Galley, CFA, Chairman

 John K. Carter

 J. Wayne Hutchens

 David M. Swanson

Jerry R. Raio

 Lisa B. Mougin

Investment Adviser

 RiverNorth Capital Management, LLC

Sub Adviser

 DoubleLine Capital LP

Fund Administrator

 ALPS Fund Services, Inc.

Transfer Agent and

 Dividend Disbursing Agent

 DST Systems, Inc.

Custodian

 State Street Bank and Trust Company

 Millennium Trust Company

Independent Registered

 Public Accounting Firm

KPMG LLP

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

 West Palm Beach, FL 33401

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Distributors, Inc., a FINRA member.

This report is provided for the general information of the shareholders of the RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund” or the “Registrant”), as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated J. Wayne Hutchens as the Registrant’s “audit committee financial expert.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal year ended June 30, 2023 the aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $55,000. For the registrant’s fiscal year ended June 30, 2022 the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were and $35,500.

(b)	Audit-Related Fees: For the registrant’s fiscal year ended June 30, 2023, the aggregate fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $8,330. For the registrant’s fiscal year ended June 30, 2022, the aggregate fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $16,415.25. This fee is comprised of fees relating to auditor consents provided for U.S. Securities and Exchange Commission filings for various offerings. There were no Audit-Related Fees paid to KPMG for the fiscal years ending June 30, 2022 or 2023.

(c)	Tax Fees: For the registrant’s fiscal year ended June 30, 2023, the aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $10,000. For the registrant’s fiscal year ended June 30, 2022, the aggregate fees billed for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $5,000. This fee is comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: For the registrant’s fiscal year ended June 30, 2023 the aggregate fees billed for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $13,000. For the registrant’s fiscal year ended June 30, 2022 the aggregate fees billed for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended June 30, 2023 and June 30, 2022 were $0 and $0, respectively. For the fiscal years ended June 30, 2023 and June 30, 2022, KPMG and Cohen, respectively, did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is comprised of the following members:

J. Wayne Hutchens, Chairman

John K. Carter

Lisa B. Mougin

David M. Swanson

Item 6. Schedule of Investments.

(a)	A Summary Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this form, and additional details are provided in the Schedule of Investments attached as Exhibit 13(d) hereto. Additionally attached as Exhibit 13(e) is the opinion rendered by KPMG, the fund’s independent registered public accounting firm.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 13(c), is a copy of the proxy voting policies and procedures of the Registrant.

Below is a description of the proxy voting policy and procedures of the Fund’s subadviser:

The Fund’s investment adviser, RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”), has delegated proxy-voting authority to the Fund’s subadviser, DoubleLine Capital, LP (“DoubleLine” or the “Subadviser”). DoubleLine has adopted Proxy Voting, Corporate Actions and Class Actions Procedures designed to make sure that where clients have delegated proxy-voting authority to DoubleLine, proxies are voted in the best interest of such clients without regard to the interests of DoubleLine or related parties. DoubleLine currently uses Glass, Lewis & Co. (“Glass Lewis”) as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the guidelines (the “Guidelines”) in the Proxy Voting, Corporate Actions and Class Actions Procedures.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made in the best interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such client (though they are not expected to review each such vote or action). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine that doing so is in the best interests of the client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the filing date of this report on Form N-CSR, the portfolio managers of the Fund are as follows:

RiverNorth Capital Management LLC (the “Adviser”)

Patrick W. Galley, CFA has served as a co-portfolio manager of the Tactical Closed-End Fund Income Strategy for the Fund since its inception. Mr. Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA has served as a co-portfolio manager of the Tactical Closed-End Fund Income Strategy for the Fund since its inception. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at RiverNorth. Prior to joining RiverNorth in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

DoubleLine® Capital LP (the “Subadviser”)

Jeffrey E. Gundlach has served as a co-portfolio manager of the Opportunistic Income Strategy for the Fund since its inception. Mr. Gundlach is the founder, Chief Executive Officer and Chief Investment Officer of the Subadviser. He is also the Chairman of the Subadviser’s Fixed Income Asset Allocation Committee. Mr. Gundlach is a graduate of Dartmouth College, summa cum laude, with degrees in Mathematics and Philosophy. He attended Yale University as a Ph.D. candidate in Mathematics.

Jeffrey J. Sherman has served as a co-portfolio manager of the Opportunistic Income Strategy for the Fund since its inception. Mr. Sherman joined the Subadviser in December 2009. He is the Deputy Chief Investment Officer, participates on the Fixed Income Asset Allocation Committee and is a portfolio manager for derivative-based and multi-asset strategies. Mr. Sherman was previously a statistics and mathematics instructor at both the University of the Pacific and Florida State University. Mr. Sherman holds a B.S. in Applied Mathematics from the University of the Pacific and a M.S. in Financial Engineering from the Claremont Graduate University. He is a CFA charterholder.

(a)(2) As of June 30, 2023, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Number of Other Accounts Managed and Assets by Account Type As of June 30, 2023
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance- Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance- Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance- Based Advisory Fees
Patrick W. Galley	13 $3.66B	0 $0	4 $951M	4 $951M	10 $91.2M	10 $91.2M
Stephen O’Neill	11 $3.65B	0 $0	4 $951M	4 $951M	10 $91.2M	10 $91.2M
Jeffrey E. Gundlach	33 $68,944,233,948	0 $0	19 $6,751,151,640	2 $1,096,268,007	73 $15,474,576,676	3 $1,214,886,304
Jeffrey J. Sherman	23 $29,191,638,177	0 $0	9 $2,612,635,611	0 $0	20 $4,112,195,384	0 $0

(a)(3) Compensation of Portfolio Managers and Material Conflicts of Interest

Adviser Compensation

As of June 30, 2023, Mr. Galley’s and Mr. O’Neill’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The amounts paid to Mr. Galley and Mr. O’Neill are based on a percentage of the fees earned by the Adviser from managing the Fund and other investment accounts. The performance bonus reflects individual performance of the funds managed by the portfolio managers and the performance of the Adviser’s business as a whole. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Adviser.

Subadviser Compensation

As of June 30, 2023, Mr. Gundlach’s and Mr. Sherman’s total compensation is determined by the Subadviser. The overall objective of the compensation program for portfolio managers employed by the Subadviser is for the Subadviser to attract competent and expert investment professionals and to retain them over the long term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the Subadviser’s portfolio managers for their contribution to the success of their clients and the Subadviser. The Subadviser portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Subadviser.

●	Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio managers’ compensation.
●	Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.
●	Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of the Subadviser, through direct ownership interests in the Subadviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Subadviser as a whole. Participation is generally determined in the discretion of the Subadviser, taking into account factors relevant to the portfolio manager’s contribution to the success of Subadviser.
●	Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Subadviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Subadviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.
●	Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Subadviser’s leadership criteria.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser or Subadviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although a portfolio manager generally does not trade securities in his or her own personal account, the Adviser, the Subadviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser or Subadviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or Subadviser or result in the Adviser or Subadviser receiving material, non-public information, or the Adviser or Subadviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser or Subadviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser and Subadviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser or Subadviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

The Adviser and Subadviser have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliate.

(a)(4) Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of June 30, 2023.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Patrick W. Galley	$0
Stephen A. O’Neill	$0
Jeffrey E. Gundlach	$0
Jeffrey J. Sherman	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, due to no such purchases occurring during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) under the 1934 Act, as of a date within 90 days of the filing date of this document.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13. Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	The certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) of the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT

(a)(3)	Not applicable.

(a)(4)	Letter from Cohen

Change in Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”) was replaced as the independent registered public accounting firm to the RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1940 Act SEC File No. 811-23166), (the “Fund”) effective May 16, 2023. The Fund’s Audit Committee participated in, and approved, the decision to change auditors.

Cohen’s reports on the Fund’s financial statements for the fiscal years ended June 30, 2022 and June 30, 2021 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s fiscal years ended June 30, 2022 and June 30, 2021 and through May 16, 2023, (i) there were no disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 16, 2023, the Fund by action of its Board of Directors upon the recommendation of the Fund’s Audit Committee engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ended June 30, 2023. During the Fund’s fiscal years ended June 30, 2022 and June 30, 2021 and through May 16, 2023, neither the Fund, nor anyone on its behalf has consulted with KPMG on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The Registrant has requested Cohen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Cohen agrees with the statements contained above. A copy of the letter from Cohen, dated September 7, 2023 to the Securities and Exchange Commission is filed as an exhibit hereto.

(b)	The certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(c)	The Proxy Voting Policies and Procedures are attached hereto.

(d)	The Schedule of Investments is attached hereto.

(e)	Opinion of KPMG is attached hereto.

(f)	Consent of Cohen is attached hereto.

(g)	Consent of KPMG is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	September 7, 2023

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer and Chief Financial Officer

Date:	September 7, 2023